
                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

  Van Kampen American Capital High Yield Fund (the "Fund") seeks as its primary investment objective to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund will attempt to achieve its investment objectives through investment primarily in a diversified portfolio of medium and lower grade domestic corporate debt securities. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC") These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

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                                                                                        PAGE
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
The Fund and the Trust................................................................  B-2
Investment Policies and Restrictions..................................................  B-2
Additional Investment Considerations..................................................  B-4
Trustees and Officers.................................................................  B-13
Legal Counsel.........................................................................  B-21
Investment Advisory and Other Services................................................  B-21
Custodian and Independent Accountants.................................................  B-23
Portfolio Transactions and Brokerage Allocation.......................................  B-23
Tax Status of the Fund................................................................  B-24
The Distributor.......................................................................  B-24
Performance Information...............................................................  B-25
Independent Accountants' Report.......................................................  B-28
Financial Statement...................................................................  B-29
Notes to the Financial Statements.....................................................  B-39

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a diversified series of Van Kampen American Capital Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a designation of series dated May 10, 1995. At present, the Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for Federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated as of May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Trust, a Massachusetts business trust, by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  The Fund originally was organized, under the name Van Kampen Merritt High Yield Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital High Yield Fund.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms as part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The primary investment objective of the Fund is to provide high level of current income. As a secondary objective the Fund seeks capital appreciation. The Fund will attempt to achieve its investment objectives through investment primarily in a diversified portfolio of medium and lower grade domestic corporate debt securities. There is no assurance that such objectives will be achieved. The Fund may invest in debt securities rated between BB and D (inclusive) by Standard & Poor's Ratings Group ("S&P"), Ba and C (inclusive) by Moody's Investor Services, Inc. ("Moody's"), comparably rated short-term debt securities and unrated debt securities determined by the Fund's investment adviser to be of comparable quality. The Fund may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The securities in which the Fund invests generally will have a higher degree of individual credit and market risk and as a result their prices may be more volatile as compared to higher rated securities, which may cause the Fund's net asset value to be more volatile than the net asset value of a portfolio of higher rated securities. The net asset value of the Fund may also increase or decrease depending on changes in interest rates and other factors affecting credit markets.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer; except, that up to 25% of the Fund's total assets may be invested without regard to such limitations.

   2. Invest more than 25% of its assets in a single industry. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

   4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

   5. Sell any securities "short", unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Write, purchase, or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options, to a maximum of 25% of its net assets and except that the Fund may invest in hedging instruments as described in the Prospectus and the Statement of Additional Information from time to time.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or management.

   9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may invest up to 10% of its assets in money market funds so long as the Fund does not own more than 3% of the outstanding voting stock of any money market fund or securities of any money market fund aggregating in value more than 5% of the total assets of the Fund.

  10. Invest in interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities, or commodity contracts, except for investments in hedging instruments as described in the Prospectus and this Statement of Additional Information from time to time.

  The Fund may not change any of these investment restrictions nor any other fundamental policy without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states. In this connection the Fund has committed that it will not invest assets of the Fund in securities of companies which have a record of less than three years continuous operation. However, such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment for funds of the Fund has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise. The Fund may revoke any such commitments at any time so long as it thereafter ceases to offer its shares in the state or states involved.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

MEDIUM AND LOWER GRADE DEBT SECURITIES

  Discussion concerning the special risk factors of the Fund's investments in medium and lower grade debt securities appears in the Prospectus under the heading "Investment Objective and Policies--Special Risk Considerations Regarding Medium and Lower Grade Debt Securities." Other corporate debt securities which may also be acquired by the Fund include preferred stocks and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage-or other asset-backed instruments, equipment lease or trust participation certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured and payable from, mortgage loans secured by real property. The Fund will not invest in mortgage-backed residual interests. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets, such as accounts receivable, that are not mortgage loans or interests in mortgage loans. Participation certificates are issued by obligors to finance the acquisition of equipment and facilities and may represent participations in a lease, an installment purchase contract or a conditional sales contract. Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in corporate debt securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Corporate debt securities consisting of preferred stocks may have cumulative or non-cumulative dividend rights. To the extent the Fund invests in non-cumulative preferred stocks, the Fund's ability to achieve its investment objective of high current income may be affected adversely. In connection with its investments in corporate debt securities, the Fund also may invest in equity securities, including warrants and common stocks. No more than 5% of the Fund's assets will be invested in such equity securities. The Fund also may invest in convertible securities, zero coupon securities and payment-in-kind securities.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from S&P or P-1 from Moody's or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or cash or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

REPURCHASE AGREEMENTS

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or a bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer the loss.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

  During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing cash or liquid securities having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had not engaged in such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

  Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowings described under "Investment Policies and Restrictions" in this Statement of Additional Information. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor such credit-worthiness on an ongoing basis.

BORROWING

  The Fund may borrow up to 5% of the value of its assets from a bank, or through reverse repurchase agreements with broker-dealers or banks meeting the same qualifications as set forth above under "Repurchase Agreements." The Fund will use such borrowings only for temporary emergency purposes such as paying for unexpectedly heavy redemptions.

SECURITIES LENDING

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or liquid securities, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or other liquid securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on such basis.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.

Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.

Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of three operating series (four operating series as of June 30, 1996). As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                ESTIMATED         TOTAL
                                                               PENSION OR        ANNUAL       COMPENSATION
                                            AGGREGATE          RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF      REGISTRANT       AND FUND
                                               FROM            REGISTRANT         UPON       COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................      $ 10,250            $1,754            6,750         $84,250
Dr. Richard E. Caruso..................         6,875               -0-              -0-          57,250
Philip P. Gaughan......................         6,875             3,570            3,250          76,500
Linda Hutton Heagy.....................        10,250               199            7,500          38,417
Dr. Roger Hilsman......................        10,250               -0-              -0-          91,250
R. Craig Kennedy.......................        11,500               152            7,500          92,625
Donald C. Miller.......................        11,500             6,433            4,000          94,625
Jack E. Nelson.........................        11,500             1,049            7,500          93,625
David Rees.............................         7,875               -0-              -0-          83,250
Jerome L. Robinson.....................        11,500             7,907            2,500          89,375
Lawrence J. Sheehan....................        10,250               -0-              -0-          91,250
Dr. Fernando Sisto.....................        10,250             2,990            3,750          98,750
Wayne W. Whalen........................        11,500               778            7,500          93,375
William S. Woodside....................        10,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman,

    Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $6,875; Ms. Heagy, $3,750; Mr. Kennedy, $11,500; Mr.
    Miller, $11,500; Mr. Nelson, $11,500; Mr. Rees, $4,750; Mr. Robinson, $11,500; Dr. Sisto, $0; and Mr. Whalen, $11,500. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $15,367; Ms. Heagy, $3,838; Mr. Kennedy, $27,805; Mr. Miller, $26,353; Mr. Nelson, $27,805; Mr. Rees, $7,796; Mr. Robinson, $26,724; Dr.
    Sisto, $0; and Mr. Whalen, $21,331. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                            AMOUNT OF
                                                                           OWNERSHIP AT      CLASS OF    PERCENTAGE
                      NAME AND ADDRESS OF HOLDER                         OCTOBER 17, 1996     SHARES     OWNERSHIP
------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Trust Company.............................      2,109,861           A          7.24%
  2800 Post Oak Blvd. ................................................        555,807           B          4.79%
  Houston, TX 77056                                                            11,264           C          1.45%
PaineWebber for the Benefit of
  Richard Larry Owens Sr. ............................................         52,390           C          6.73%
  Revocable Trust DTD 09/12/98
  Richard Larry Owens Sr. TTEE
  80 Trotters Walk
  Covington, GA 30209

  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital") which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc.

  VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of stock options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Fund's Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the Fund's Trustees or the Fund's shareholders and by the Fund's independent Trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any State in which the Fund's shares are offered for sale. Currently, the most stringent limit in any State would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of, the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized advisory expenses of $2,614,970, $2,202,317 and $2,069,670, respectively.

OTHER AGREEMENTS.

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 concurrent with the Fund's change in Transfer Agent, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. The Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $10,600, $129,700 and $114,700, respectively, representing the Distributor's cost of providing certain support services.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $11,300, $10,500 and $9,000, respectively, representing the Adviser's cost of providing certain accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital Funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $14,300, $10,100 and $12,600, respectively, representing Van Kampen American Capital's cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor or other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

  The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan are sometimes referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the year ended June 30, 1994, the Fund has recognized expenses under the Plans of $646,904, $179,333 and $9,643 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $587,241 and $44,181 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares, respectively. For the year ended June 30, 1994, the Fund has reimbursed the Distributor $34,437 and $324 for advertising expenses, and $46,015 and $9,228 for compensation of the Distributor's sales personnel for the Class A Shares and Class B Shares, respectively.

  For the year ended June 30, 1995, the Fund has recognized expenses under the Plans of $645,210, $433,721 and $18,586 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $578,187, $106,435 and $4,170 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1995, the Fund has reimbursed the Distributor $79,336, $3,915 and $0 for advertising expenses, and $22,813, $19,846 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

  For the year ended June 30, 1996, the Fund recognized expenses under the Plans of $647,486, $779,712 and $51,552 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $520,742, $154,566 and $7,520 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a CDSC on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

CLASS A SHARES

  The Fund's yield for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 8.19%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 9.04%.

  The Fund's average total returns, including payment of the maximum sales charge, for Class A Shares for (i) the one year period ended June 30, 1996 was 5.96%, (ii) the five year period ended June 30, 1996 was 11.41%, (iii) the ten year period ended June 30, 1996 was 7.92% and (iv) the approximately ten year period since June 27, 1986, the commencement of investment operations, through June 30, 1996 was 7.97%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 115.43%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from the commencement of operations through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 8.49%.

CLASS B SHARES

  The Fund's yield for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.82%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 8.72%.

  The Fund's average total return, including payment of the CDSC, for Class B Shares for (i) the one year period ended June 30, 1996 was 6.55% and (ii) the approximately three year period since May 17, 1993, the commencement of distribution for Class B Shares of the Fund, through June 30, 1996 was 6.89%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, for Class B Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 23.11%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class B Shares from June 30, 1993 (the commencement of the sale of Class B Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 25.44%.

CLASS C SHARES

  The Fund's yield for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.82%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 8.72%.

  The Fund's average total returns, including payment of the CDSC, for Class C Shares for (i) the one year period ended June 30, 1996 was 9.55%, and (ii) the approximately three year period since August 13, 1993, the commencement of distribution, through June 30, 1996 was 6.72%.

  The Fund's cumulative non-standardized total return, including payment of the CDSC, for Class C Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 20.59%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class C Shares from June 30, 1994 (the commencement of the sale of Class C Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 20.59%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital High Yield Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital High Yield Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
August 2, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             DOMESTIC CORPORATE BONDS  70.6%
             AEROSPACE & DEFENSE  1.0%
     1,650   Sequa Corp................................       9.625%    10/15/99  $ 1,662,375
     2,150   Sequa Corp................................       9.375     12/15/03    2,074,750
                                                                                  -------------
                                                                                    3,737,125
                                                                                  -------------
             AUTOMOBILE  0.7%
     2,600   Exide Corp................................      10.750     12/15/02    2,658,500
                                                                                  -------------
             BEVERAGE, FOOD & TOBACCO  0.5%
     2,100   Pilgrims Pride Corp.......................      10.875     08/01/03    2,037,000
                                                                                  -------------
             BUILDINGS & REAL ESTATE  3.1%
     2,900   American Standard Inc.....................      10.875     05/15/99    3,074,000
     1,000   American Standard Inc.....................      11.375     05/15/04    1,082,500
     3,300   Schuller International Group Inc..........      10.875     12/15/04    3,564,000
     3,500   Southdown Inc.............................      14.000     10/15/01    3,745,000
                                                                                  -------------
                                                                                   11,465,500
                                                                                  -------------
             CHEMICALS, PLASTICS & RUBBER  1.1%
     4,258   G I Holdings Inc..........................      10.000     02/15/06    4,151,550
                                                                                  -------------
             CONTAINERS, PACKAGING & GLASS  5.1%
       460   Anchor Glass Container Corp...............      10.250     06/30/02      322,000
       950   Owens Illinois Inc........................      10.250     04/01/99      966,625
     2,950   Owens Illinois Inc........................      11.000     12/01/03    3,171,250
     2,100   S.D. Warren Co............................      12.000     12/15/04    2,226,000
     6,598   Silgan Holdings Inc.......................      13.250     12/15/02    6,630,990
     2,000   Stone Consolidated Corp...................      10.250     12/15/00    2,060,000
     3,500   U.S. Can Co...............................      13.500     01/15/02    3,727,500
                                                                                  -------------
                                                                                   19,104,365
                                                                                  -------------
             DIVERSIFIED/CONGLOMERATE
             MANUFACTURING  2.8%
     3,400   Communications & Power Industries Inc.....      12.000     08/01/05    3,595,500
     3,500   Jordan Industries Inc.....................      10.375     08/01/03    3,333,750
       773   Talley Industries Inc. (b)................    0/12.250     10/15/05      616,467
     2,900   Talley Manufacturing & Technology Inc.....      10.750     10/15/03    3,016,000
                                                                                  -------------
                                                                                   10,561,717
                                                                                  -------------
             ECOLOGICAL  0.7%
     1,800   Envirosource Inc..........................       9.750     06/15/03    1,629,000
     1,100   Norcal Waste Systems Inc. (b)............. 12.50/13.50     11/15/05    1,163,250
                                                                                  -------------
                                                                                    2,792,250
                                                                                  -------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             ELECTRONICS  2.5%
     4,250   Bell & Howell Co. (b).....................    0/11.500%    03/01/05  $ 2,911,250
     3,400   Computervision............................      11.375     08/15/99    3,519,000
     2,950   Exide Electronics Group Inc.
             (Including 2,950 common stock warrants)...      11.500     03/15/06    3,009,000
                                                                                  -------------
                                                                                    9,439,250
                                                                                  -------------
             FARMING & AGRICULTURE  0.9%
     1,100   Agco Corp.................................       8.500     03/15/06    1,078,000
     2,350   Trans Resources Inc.......................      11.875     07/01/02    2,256,000
                                                                                  -------------
                                                                                    3,334,000
                                                                                  -------------
             FINANCE  1.9%
     3,650   American Annuity Group Inc................      11.125     02/01/03    3,923,750
     3,300   Americo Life Inc. (d).....................       9.250     06/01/05    3,118,500
                                                                                  -------------
                                                                                    7,042,250
                                                                                  -------------
             GROCERY  3.4%
     3,650   Pantry Inc................................      12.000     11/15/00    3,212,000
     3,700   Pathmark Stores Inc.......................       9.625     05/01/03    3,478,000
     3,550   Purity Supreme Inc........................      11.750     08/01/99    3,851,750
     2,200   Vons Cos. Inc.............................       9.625     04/01/02    2,310,000
                                                                                  -------------
                                                                                   12,851,750
                                                                                  -------------
             HEALTHCARE  3.8%
     3,100   Merit Behavioral Care Corp................      11.500     11/15/05    3,255,000
       500   Ornda Healthcorp..........................      12.250     05/15/02      541,250
     3,250   Ornda Healthcorp..........................      11.375     08/15/04    3,583,125
     1,850   Paracelsus Healthcare Corp................       9.875     10/15/03    1,822,250
     4,600   Tenet Healthcare Corp. (d)................      10.125     03/01/05    4,876,000
                                                                                  -------------
                                                                                   14,077,625
                                                                                  -------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             HOTEL, MOTEL, INNS & GAMING  6.1%
     1,100   Argosy Gaming Co..........................      13.250%    06/01/04  $ 1,116,500
     1,000   Bally's Grand Inc.........................      10.375     12/15/03    1,097,500
     1,800   Bally's Park Place Funding Inc............       9.250     03/15/04    1,917,000
     3,200   California Hotel Finance Corp.............      11.000     12/01/02    3,376,000
     3,350   Coast Hotels & Casino.....................      13.000     12/15/02    3,643,125
     3,300   Grand Casino Inc..........................      10.125     12/01/03    3,390,750
     2,700   Harvey's Casino Resorts...................      10.625     06/01/06    2,733,750
     2,300   Hollywood Casino Inc......................      12.750     11/01/03    2,288,500
     3,325   Trump Atlantic City Associates............      11.250     05/01/06    3,341,625
                                                                                  -------------
                                                                                   22,904,750
                                                                                  -------------
             LEISURE/ENTERTAINMENT  1.3%
     1,750   Cobblestone Holdings Inc..................           *     06/01/04      647,500
     3,850   Viacom International Inc..................      10.250     09/15/01    4,206,125
                                                                                  -------------
                                                                                    4,853,625
                                                                                  -------------
             MINING, STEEL, IRON & NON-PRECIOUS
             METAL  3.1%
     3,200   Armco Inc.................................      11.375     10/15/99    3,304,000
     3,000   Carbide/Graphite Group Inc................      11.500     09/01/03    3,247,500
     3,000   Easco Corp................................      10.000     03/15/01    3,045,000
       500   Magma Copper Co...........................      12.000     12/15/01      542,500
     1,700   Republic Engineered Steels Inc............       9.875     12/15/01    1,589,500
                                                                                  -------------
                                                                                   11,728,500
                                                                                  -------------
             OIL & GAS  7.6%
     1,800   Clark R & M Holdings Inc..................           *     02/15/00    1,233,000
     3,600   Coda Energy Inc...........................      10.500     04/01/06    3,582,000
     3,200   Giant Industries Inc......................       9.750     11/15/03    3,136,000
     4,500   Global Marine Inc. (d)....................      12.750     12/15/99    4,882,500
     3,000   KCS Energy Inc............................      11.000     01/15/03    3,172,500
     4,500   Mesa Capital Corp.........................      12.750     06/30/98    4,511,250
     3,650   Petroleum Heat & Power Inc................      12.250     02/01/05    4,015,000
       800   Triton Energy Corp........................           *     11/01/97      722,000
     3,250   Triton Energy Corp. (b)...................     0/9.750     12/15/00    3,152,500
                                                                                  -------------
                                                                                   28,406,750
                                                                                  -------------
             PERSONAL/FOOD  0.6%
     2,600   Flagstar Corp.............................      10.750     09/15/01    2,288,000
                                                                                  -------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             PERSONAL & NON-DURABLE  1.6%
     2,000   Playtex Family Products Corp..............       9.000%    12/15/03  $ 1,880,000
     3,350   Revlon Consumer Products Corp.............       9.375     04/01/01    3,291,375
       900   Revlon Consumer Products Corp.............      10.875     07/15/10      922,500
                                                                                  ------------
                                                                                    6,093,875
                                                                                  ------------
             PRINTING, PUBLISHING & BROADCASTING  8.3%
     1,200   Cablevision Systems Corp..................      10.750     04/01/04    1,236,000
     1,350   Cablevision Systems Corp..................      10.500     05/15/16    1,312,875
       750   Century Communications Corp...............       9.750     02/15/02      746,250
       900   Century Communications Corp...............           *     03/15/03      443,250
     1,800   Century Communications Corp...............      11.875     10/15/03    1,921,500
     3,100   Comcast Corp..............................       9.375     05/15/05    3,007,000
     3,000   Continental Cablevision Inc...............       8.300     05/15/06    3,105,000
     3,675   Insight Communications Co. L.P............      11.250     03/01/00    3,693,375
     2,700   International Cabletel Inc. (b)...........    0/12.750     04/15/05    1,734,750
       900   International Cabletel Inc. (b)...........    0/11.500     02/01/06      504,000
     1,900   K-III Communications Corp.................      10.625     05/01/02    1,976,000
     1,600   K-III Communications Corp.................      10.250     06/01/04    1,640,000
     4,200   SCI Television Inc........................      11.000     06/30/05    4,378,500
     1,600   Storer Communications Inc.................      10.000     05/15/03    1,604,000
     1,350   Young Broadcasting Inc....................      10.125     02/15/05    1,302,750
     2,700   Young Broadcasting Inc....................       9.000     01/15/06    2,409,750
                                                                                  ------------
                                                                                   31,015,000
                                                                                  ------------
             RETAIL  3.8%
     2,950   Hosiery Corp. America Inc. (Including
             2,950 common stock warrants)..............      13.750     08/01/02    3,230,250
     2,800   Loehmann's Inc............................      11.875     05/15/03    2,912,000
     4,115   Thrifty Payless...........................      12.250     04/15/04    4,547,075
     3,400   Waban Inc.................................      11.000     05/15/04    3,536,000
                                                                                  ------------
                                                                                   14,225,325
                                                                                  ------------
             TELECOMMUNICATIONS  6.3%
     3,500   Centennial Cellular Corp..................      10.125     05/15/05    3,377,500
     1,800   Echostar Communications Corp..............           *     06/01/04    1,318,500
       550   Intercel Inc..............................           *     05/01/06      299,750
     1,350   Intermedia Communications of Florida, Inc.
             (Including 3,150 common stock warrants)...      13.500     06/01/05    1,638,000
     2,700   Intermedia Communications of Florida, Inc.
             (b).......................................    0/12.500     05/15/06    1,512,000
     4,000   IXC Communications Inc....................      12.500     10/01/05    4,200,000

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
       600   Metrocall Inc.............................      10.375%    10/01/07  $   558,000
     4,500   Mobilemedia Communications Inc. (b).......    0/10.500     12/01/03    3,195,000
       900   Panamsat L.P..............................       9.750     08/01/00      931,500
     1,800   Panamsat L.P. (b).........................    0/11.375     08/01/03    1,566,000
     3,200   Pricellular Wireless Corp. (b)............    0/14.000     11/15/01    2,912,000
       800   Pricellular Wireless Corp. (b)............    0/12.250     10/01/03      632,000
     3,000   Teleport Communications Group (b)(c)......    0/11.125     07/01/07    1,747,500
                                                                                  ------------
                                                                                   23,887,750
                                                                                  ------------
             TEXTILES  0.9%
     3,300   Dan River Inc.............................      10.125     12/15/03    3,176,250
                                                                                  ------------
             TRANSPORTATION  0.7%
     2,500   U.S. Air Inc..............................       8.625     09/01/98    2,450,000
                                                                                  ------------
             UTILITIES  2.8%
     2,000   AES Corp. (c).............................      10.250     07/15/06    2,000,000
     3,150   California Energy Inc.....................       9.875     06/30/03    3,205,125
     2,100   El Paso Electric Co.......................       8.900     02/01/06    2,073,750
     3,200   Midland Funding Corp. II..................      11.750     07/23/05    3,360,000
                                                                                  ------------
                                                                                   10,638,875
                                                                                  ------------
             TOTAL DOMESTIC CORPORATE BONDS                                       264,921,582
                                                                                  ------------
             FOREIGN BONDS AND DEBT SECURITIES  15.6%
             ARGENTINA  2.4%
     3,550   Federal Republic of Argentina
             (Var. Rate Cpn.) (US$)....................       5.250     03/31/23    1,952,500
     2,000   Sodigas Pampeana (US$)....................      10.500     07/06/99    2,030,000
     2,000   Telefonica De Argentina (US$).............       8.375     10/01/00    1,927,500
     3,000   Transportadora De Gas Del Sur SA (US$)....      10.250     04/25/01    2,985,000
                                                                                  ------------
                                                                                    8,895,000
                                                                                  ------------
             AUSTRALIA  0.6%
     1,300   Commonwealth of Australia (AU$)...........       9.000     09/15/04    1,032,338
     1,900   New South Wales Trust (AU$)...............       6.500     05/01/06    1,240,786
                                                                                  ------------
                                                                                    2,273,124
                                                                                  ------------
             BRAZIL  0.8%
     2,600   Federal Republic of Brazil (Var. Rate
             Cpn.) (US$)...............................       5.000     04/15/24    1,443,000
     1,862   Federal Republic of Brazil (Var. Rate
             Cpn.) (US$)...............................       6.375     01/01/01    1,743,297
                                                                                  ------------
                                                                                    3,186,297
                                                                                  ------------
             CANADA  3.3%
     2,100   Doman Industries Ltd. (US$)...............       8.750     03/15/04    1,900,500

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             CANADA (CONTINUED)
     3,400   Fonorola Inc. (US$).......................      12.500%    08/15/02  $ 3,672,000
     3,000   Fundy Cable Ltd. (US$)....................      11.000     11/15/05    3,030,000
     3,600   Rogers Communications Inc. (US$)..........      10.875     04/15/04    3,654,000
                                                                                  ------------
                                                                                   12,256,500
                                                                                  ------------
             COLOMBIA  0.9%
     3,500   Republic of Colombia (US$)................       7.250     02/23/04    3,222,310
                                                                                  ------------
             ECUADOR  0.3%
     2,000   Republic of Ecuador Par Bonds (Var. Rate
             Cpn.) (US$)...............................       3.250     02/28/25      725,000
     1,000   Republic of Ecuador (Var. Rate Cpn.)
             (US$).....................................       6.063     02/28/25      571,250
                                                                                  ------------
                                                                                    1,296,250
                                                                                  ------------
             INDONESIA  1.2%
     1,930   Indah Kiat International Finance Co. B.V.
             (US$).....................................      11.875     06/15/02    2,045,800
     2,200   Tjiwi Kimia International Finance (US$)...      13.250     08/01/01    2,464,000
                                                                                  ------------
                                                                                    4,509,800
                                                                                  ------------
             ITALY  0.6%
 1,700,000   Federal Republic of Italy (Lira)..........       9.000     10/01/98    1,127,412
 1,650,000   Federal Republic of Italy (Lira)..........      10.500     04/01/00    1,141,450
                                                                                  ------------
                                                                                    2,268,862
                                                                                  ------------
             LUXEMBOURG  0.5%
     3,200   Millicom International Cellular SA (US$)
             (b).......................................    0/13.500     06/01/06    1,696,000
                                                                                  ------------
             MEXICO  0.4%
     2,000   Petroleos Mexicanos (US$).................       8.625     12/01/23    1,490,000
                                                                                  ------------
             MOROCCO  0.6%
     3,000   Morocco Trust A Loan (US$) (e)............      6.4375     01/01/09    2,167,500
                                                                                  ------------
             NETHERLANDS  0.9%
     3,700   Fresh Del Monte Produce N V (US$).........      10.000     05/01/03    3,422,500
                                                                                  ------------
             POLAND  1.4%
     5,700   Government of Poland (Var. Rate Cpn.)
             (US$).....................................       7.125     10/27/24    5,343,750
                                                                                  ------------
             SPAIN  0.8%
   129,500   Government of Spain (Peseta)..............      10.250     11/30/98    1,069,750
   114,000   Government of Spain (Peseta)..............      12.250     03/25/00    1,011,978
   125,000   Government of Spain (Peseta)..............      10.150     01/31/06    1,056,599
                                                                                  ------------
                                                                                    3,138,327
                                                                                  ------------
             SWEDEN  0.4%
     7,300   Kingdom of Sweden (Krona).................      13.000     06/15/01    1,351,362
                                                                                  ------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

   Par
  Amount
 in Local
 Currency                                                                           U.S.($)
  (000)                     Description                   Coupon       Maturity   Market Value
     ------------------------------------------------------------------------------------
             UNITED KINGDOM  0.5%
     1,250   Telewest PLC (US$) (b)....................    0/11.000%    10/01/07  $   740,625
       650   United Kingdom Treasury (Pound)...........       8.500     12/07/05    1,053,012
                                                                                  ------------
                                                                                    1,793,637
                                                                                  ------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES.........................................   58,311,219
                                                                                  ------------
             U.S GOVERNMENT OBLIGATIONS  0.8%
     3,000   U.S. T-Notes..............................       9.000     05/15/98    3,152,040
                                                                                  ------------
EQUITIES  1.4%
  American Telecasting Inc. (8,370 common stock warrants) (g)...................       37,665
  Cablevision Systems Corp. (14,608 preferred shares) (f).......................    1,416,976
  Capital Gaming International Inc. (5,000 common stock warrants) (g)...........            0
  Casino America Inc. (5,873 common stock warrants) (g).........................        5,874
  El Paso Electric Co. (9,000 preferred shares).................................      949,500
  Panamsat L.P. (1,923 preferred shares) (f)....................................    2,230,680
  Supermarkets General Holdings Corp. (28,600 preferred shares).................      736,450
                                                                                  ------------
TOTAL EQUITIES..................................................................    5,377,145
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  88.4%
(Cost $326,056,234) (a).........................................................  331,761,986
                                                                                  ------------
SHORT-TERM INVESTMENTS  11.1%
  Repurchase Agreement (J.P. Morgan, U.S. T-Note, $29,599,000 par, 9.875%
    coupon, due 11/15/15, dated 06/28/96, to be sold on 07/01/96 at
  $37,740,976)..................................................................   37,724,000
  J.P. Morgan Polish Zloty Linked CD, ($2,954,990 par, yielding 20.913%,
  maturing 10/23/96)............................................................    2,678,950
  New Zealand T-Bills, (2,000,000 New Zealand Dollar par, yielding 9.755%,
  maturing 01/08/97)............................................................    1,308,215
                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $41,812,853) (a).............................   41,711,165
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.....................................    1,706,744
                                                                                  ------------
NET ASSETS  100%................................................................  $375,179,895
                                                                                  ------------

*Zero coupon bond

(a) At June 30, 1996, cost for federal income tax purposes including short-term investments is $367,869,087; the aggregate gross unrealized appreciation is $10,127,208 and the aggregate gross unrealized depreciation is $4,572,871, resulting in net unrealized appreciation including foreign currency translation of other assets and liabilities and forward currency contracts of $5,554,337.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open forward transactions.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $326,056,234) (Note 1)..............   $ 331,761,986
Short-Term Investments (Cost $41,812,853) (Note 1).....................      41,711,165
Cash...................................................................             313
Receivables:
  Interest.............................................................       7,449,171
  Securities Sold......................................................       2,946,411
  Fund Shares Sold.....................................................         681,864
Other..................................................................          45,015
                                                                          -------------
      Total Assets.....................................................     384,595,925
                                                                          -------------
LIABILITIES:
Payables:
  Securities Purchased.................................................       6,444,746
  Income Distributions.................................................       1,784,659
  Distributor and Affiliates (Notes 2 and 6)...........................         358,828
  Fund Shares Repurchased..............................................         334,121
  Investment Advisory Fee (Note 2).....................................         229,419
  Forward Currency Contracts (Note 5)..................................          45,158
Accrued Expenses.......................................................         155,719
Deferred Compensation and Retirement Plans (Note 2)....................          63,380
                                                                          -------------
      Total Liabilities................................................       9,416,030
                                                                          -------------
NET ASSETS.............................................................   $ 375,179,895
                                                                             ----------
NET ASSETS CONSIST OF:
Capital (Note 3).......................................................   $ 477,157,576
Net Unrealized Appreciation on Securities..............................       5,542,049
Accumulated Distributions in Excess of Net Investment Income (Note
  1)...................................................................      (1,835,750)
Accumulated Net Realized Loss on Securities............................    (105,683,980)
                                                                          -------------
NET ASSETS.............................................................   $ 375,179,895
                                                                             ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $271,105,413 and 28,557,300 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $        9.49
    Maximum sales charge (4.75%* of offering price)....................             .47
                                                                          -------------
    Maximum offering price to public...................................   $        9.96
                                                                             ----------
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $97,098,815 and 10,224,423 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $        9.50
                                                                             ----------
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $6,975,667 and 734,629 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $        9.50
                                                                             ----------
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $32,955)..................   $35,516,846
Dividends...............................................................       458,386
Other...................................................................       510,503
                                                                           -----------
    Total Income........................................................    36,485,735
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     2,614,970
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, and C
  of $647,486, $779,712, and $51,552, respectively) (Note 6)............     1,478,750
Shareholder Services (Note 2)...........................................       566,209
Trustees Fees and Expenses (Note 2).....................................        37,859
Legal (Note 2)..........................................................        24,650
Other...................................................................       485,150
                                                                           -----------
    Total Expenses......................................................     5,207,588
    Less Expenses Reimbursed............................................        18,112
                                                                           -----------
    Net Expenses........................................................     5,189,476
                                                                           -----------
NET INVESTMENT INCOME...................................................   $31,296,259
                                                                             ---------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
    Investments.........................................................   $ 5,747,673
    Forwards............................................................       675,027
    Foreign Currency Transactions.......................................      (428,329)
                                                                           -----------
Net Realized Gain on Securities.........................................     5,994,371
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................     6,439,004
                                                                           -----------
  End of the Period:
    Investments.........................................................     5,604,064
    Forward Currency Contracts..........................................       (60,696)
    Foreign Currency Translation........................................        (1,319)
                                                                           -----------
                                                                             5,542,049
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period.............      (896,955)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $ 5,097,416
                                                                             ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $36,393,675
                                                                             ---------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1996 and 1995
--------------------------------------------------------------------------------

                                                             Year Ended       Year Ended
                                                            June 30, 1996    June 30, 1995
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 31,296,259     $ 26,497,560
Net Realized Gain/Loss on Securities.....................       5,994,371      (18,692,466)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period......................................        (896,955)      16,038,701
                                                               ----------       ----------
Change in Net Assets from Operations.....................      36,393,675       23,843,795
                                                               ----------       ----------
Distributions from Net Investment Income.................     (31,296,259)     (25,471,594)
Distributions in Excess of Net Investment Income (Note
  1).....................................................        (186,982)             -0-
                                                               ----------       ----------
  Distributions from and in Excess of Net Investment
    Income*..............................................     (31,483,241)     (25,471,594)
Return of Capital Distribution* (Note 1).................      (1,853,192)      (5,584,355)
                                                               ----------       ----------
  Total Distributions....................................     (33,336,433)     (31,055,949)
                                                               ----------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       3,057,242       (7,212,154)
                                                               ----------       ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................................     130,645,161       73,674,367
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................      12,295,000       11,308,840
Cost of Shares Repurchased...............................     (81,944,626)     (62,721,749)
                                                               ----------       ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......      60,995,535       22,261,458
                                                               ----------       ----------
TOTAL INCREASE IN NET ASSETS.............................      64,052,777       15,049,304
NET ASSETS:
Beginning of the Period..................................     311,127,118      296,077,814
                                                               ----------       ----------
End of the Period (Including undistributed net investment
  income of $(1,835,750) and $(1,895,466),
  respectively)..........................................    $375,179,895     $311,127,118
                                                               ----------       ----------

                                                    Year Ended       Year Ended
                 *Distributions by Class           June 30, 1996    June 30, 1995
         ------------------------------------------------------------------
         Distributions from and in Excess of
           Net Investment Income:
           Class A Shares.......................    $(24,518,181)    $(21,911,417)
           Class B Shares.......................      (6,539,545)      (3,405,059)
           Class C Shares.......................        (425,515)        (155,035)
           Class D Shares.......................              --              (83)
                                                      ----------       ----------
                                                    $(31,483,241)    $(25,471,594)
                                                      ----------       ----------
         Return of Capital Distribution:
           Class A Shares.......................    $ (1,394,959)    $ (4,709,317)
           Class B Shares.......................        (427,086)        (846,910)
           Class C Shares.......................         (31,147)         (28,115)
           Class D Shares.......................              --              (13)
                                                      ----------       ----------
                                                    $ (1,853,192)    $ (5,584,355)
                                                      ----------       ----------

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Yield Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are collateralized by the underlying debt

                                 June 30, 1996
--------------------------------------------------------------------------------

security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $105,683,980. Of this amount, $4,105,907, $55,112,310,
$30,038,345, $45,384, $12,726,456 and $3,655,578 will expire on June 30, 1998,
1999, 2000, 2002, 2003 and 2004, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Permanent book and tax basis differences resulting from these items totaling $246,698 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss on securities. Additional permanent book and tax basis differences related to the recognition of realized gains and losses totaling $45,380 was reclassified from accumulated realized gain/loss on securities to Class A share capital.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                                 June 30, 1996
--------------------------------------------------------------------------------

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $500 million..................................            .75 of 1%
Over $500 million...................................            .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For year ended June 30, 1996, the Fund recognized expenses of approximately $38,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent of the Fund. For the year ended June 30, 1996, the Fund recognized expenses of approximately $406,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended June 30, 1996, the Fund reimbursed VKAC approximately $26,400 related to the direct cost of consolidating the VKAC open-end fund complex. The reimbursement represents the reduction in expense realized by the Fund during the period as a result of the consolidation.

                                 June 30, 1996
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 100 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1996, capital aggregated $372,301,052, $97,806,116 and $7,050,408 for Class A, B and C shares, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                   SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    7,294,414    $ 69,532,238
  Class B...................................    5,691,156      54,286,076
  Class C...................................      717,313       6,826,847
                                               ----------    ------------
Total Sales.................................   13,702,883    $130,645,161
                                               ----------    ------------
Dividend Reinvestment:
  Class A...................................    1,003,726    $  9,564,922
  Class B...................................      265,511       2,531,980
  Class C...................................       20,771         198,098
                                               ----------    ------------
Total Dividend Reinvestment.................    1,290,008    $ 12,295,000
                                               ----------    ------------
Repurchases:
  Class A...................................   (6,692,159)   $(63,898,755)
  Class B...................................   (1,675,635)    (15,998,857)
  Class C...................................     (215,382)     (2,047,014)
                                               ----------    ------------
Total Repurchases...........................   (8,583,176)   $(81,944,626)
                                               ----------    ------------

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $358,452,226, $57,414,003 and
$2,103,624 for Class A, B and C shares, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................    4,486,285    $ 41,415,162
  Class B....................................    3,320,361      30,775,474
  Class C....................................      160,125       1,483,731
  Class D....................................          -0-             -0-
                                                ----------    ------------
Total Sales..................................    7,966,771    $ 73,674,367
                                                ----------    ------------
Dividend Reinvestment:
  Class A....................................    1,055,695    $  9,744,229
  Class B....................................      159,582       1,472,222
  Class C....................................       10,007          92,378
  Class D....................................            1              11
                                                ----------    ------------
Total Dividend Reinvestment..................    1,225,285    $ 11,308,840
                                                ----------    ------------
Repurchases:
  Class A....................................   (5,626,205)   $(51,959,218)
  Class B....................................     (978,937)     (9,050,461)
  Class C....................................     (186,357)     (1,710,842)
  Class D....................................         (121)         (1,228)
                                                ----------    ------------
Total Repurchases............................   (6,791,620)   $(62,721,749)
                                                ----------    ------------

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                 June 30, 1996
--------------------------------------------------------------------------------

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B       CLASS C
-------------------------------------------------------------------------
First............................................     4.00%         1.00%
Second...........................................     3.75%          None
Third............................................     3.50%          None
Fourth...........................................     2.50%          None
Fifth............................................     1.50%          None
Sixth............................................     1.00%          None
Seventh and Thereafter...........................      None          None

    For the year ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $118,900 and CDSC on redeemed shares of approximately $237,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $373,040,141 and $312,876,157, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

    During the year ended June 30, 1996, the Fund entered into forward currency contracts, a type of derivative. These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1996, the Fund has outstanding forward currency contracts as follows:

                                       ORIGINAL      CURRENT      UNREALIZED
FORWARD CURRENCY CONTRACTS                VALUE        VALUE    DEPRECIATION
----------------------------------------------------------------------------
Sells to Open
German Deutsche Mark, expiring
  07/29/96 to 08/05/96.............. $4,011,349   $4,023,637         $12,288
Italian Lira, expiring 08/02/96.....  1,000,000    1,000,000             -0-
Spanish Peseta, expiring 07/11/96 to
  09/11/96..........................  1,998,383    2,025,045          26,662
Swedish Krona, expiring 06/11/97....  1,000,000    1,021,746          21,746
                                                                    --------
                                                                     $60,696
                                                                    --------

     At June 30, 1996, the Fund had realized gains on closed but unsettled forward currency contracts of $15,538 scheduled to settle August 2, 1996.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $583,000.

                      STATEMENT OF ADDITIONAL INFORMATION

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

  Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is a non-diversified separate series of an open-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.

  The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio maturity of not more than three years. The portfolio will consist of debt securities issued by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions, investment grade debt securities issued by corporations, certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund may engage in hedging and risk management transactions to seek to reduce or eliminate such risks.

  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust................................................................. B-2
Investment Policies and Restrictions................................................... B-2
Additional Investment Considerations................................................... B-4
Description of Securities Ratings...................................................... B-11
Trustees and Officers.................................................................. B-16
Legal Counsel.......................................................................... B-24
Investment Advisory and Other Services................................................. B-24
Custodian and Independent Accountants.................................................. B-26
Portfolio Transactions and Brokerage Allocation........................................ B-26
Tax Status of the Fund................................................................. B-27
The Distributor........................................................................ B-27
Performance Information................................................................ B-28
Independent Accountants' Report........................................................ B-31
Financial Statements................................................................... B-32
Notes to Financial Statements.......................................................... B-36

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate non-diversified series of the Van Kampen American Capital Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated May 10, 1995. At present, the Fund, Van Kampen American Capital High Yield Fund and Van Kampen American Capital Strategic Income Fund, each a separate series of the Trust, are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on June 28, 1995.

  The Fund originally was organized, under the name Van Kampen Merritt Short-Term Global Income Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Short-Term Global Income Fund.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

   3. Make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with transactions described under the caption "Investment Practices" in the Prospectus nor short term credits in connection with the clearance of transactions are considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures contracts or related options, except to the extent that the hedging transactions described under the heading "Investment Practices" in the Prospectus would be deemed to be any of the foregoing transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may invest up to 10% of its assets in investment companies that invest in securities comparable to those in which the Fund may invest so long as the Fund does not own more than 3% of the outstanding voting stock of any investment company or securities of any investment company aggregating in value more than 5% of the total assets of the Fund.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas or other mineral exploration or development programs.

  10. Purchase or sell real estate, commodities or commodities contracts except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions or any other fundamental policy as they apply to the Fund without the approval of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

  In connection with certain state securities law requirements, the Fund has a policy of limiting its investment in warrants, valued at the lower of cost or market, to not more than 5.0% of the value of the Fund's net assets and, within such amount, to not more than 2.0% of the value of its net assets in warrants not listed on the New York Stock Exchange or on the American Stock Exchange; provided however, that warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Policies and Restrictions" in the Statement of Additional Information. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from Standard & Poor's Ratings Group ("S&P") or P-1 from Moody's Investor Services, Inc. ("Moody's") or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid investment grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid investment grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, investment grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

  1. DEBT

  A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

    AAA    Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
    A      Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
    BBB    Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

             BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
             "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
    BB       Debt rated "BB" is less vulnerable to default than other speculative issues.
             However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
             "BBB-" rating.
    B        Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
    CCC      Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-"
             rating.
    CC       Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
    C        The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.
    D        Debt rated "D"; is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
             PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
    NR       Not rated
    R        This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and
             obligations with unusually risky interest terms, such as inverse floaters.
             DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are
             rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
             BOND INVESTMENT QUALITY STANDARDS:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB", commonly known as "investment grade"
             ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

  2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1      This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely safe characteristics are denoted with a plus sign (+) designation.
  A-2      Capacity for timely payment on issues with this designation is satisfactory.
           However, the relative degree of safety is not as high as for issues designated
           "A-1".
  A-3      Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
  B        Issues rated "B" are regarded as having significant speculative characteristics.
  C        This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
  D        Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  4. NOTES

  A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

     -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

     -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

        SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 Speculative capacity to pay principal and interest.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  1. LONG-TERM BONDS

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -- Leading market positions in well-established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  3. COMMERCIAL PAPER

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Board margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                 POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------    -----------------------  -------------------------------------------
William N. Brown.........    Vice President           Executive Vice President of the AC Adviser,
  Date of Birth: 05/26/53                            VK/AC Holding, Inc., Van Kampen American
                                                     Capital, and American Capital Contractual
                                                     Services, Inc. Executive Vice President and
                                                     Director of Van Kampen American Capital
                                                     Trust Company, Van Kampen American Capital
                                                     Advisors, Inc., Van Kampen American Capital
                                                     Exchange Corporation, ACCESS and Van Kampen
                                                     American Capital Services, Inc. Prior to
                                                     September 1996, Director of American
                                                     Capital Shareholders Corporation. Vice
                                                     President of each of the Van Kampen
                                                     American Capital Funds and other investment
                                                     companies advised by the VK Adviser and the
                                                     AC Adviser.
Peter W. Hegel...........   Vice President           Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                            AC Adviser, Van Kampen American Capital
                                                     Management, Inc. and Van Kampen American
                                                     Capital Advisors, Inc. Prior to September
                                                     1996, Director of McCarthy, Crisanti &
                                                     Maffei, Inc. Prior to July 1996, Director
                                                     of VSM Inc. Vice President of each of the
                                                     Van Kampen American Capital Funds and other
                                                     investment companies advised by the VK
                                                     Adviser and the AC Adviser.
Curtis W. Morell.........   Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth: 08/04/46   Chief Accounting         the AC Adviser. Vice President and Chief
                            Officer                  Accounting Officer of each of the Van
                                                     Kampen American Capital Funds and other
                                                     investment companies advised by the VK
                                                     Adviser and AC Adviser.

                                 POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------    -----------------------  -------------------------------------------
Ronald A. Nyberg.........   Vice President and       Executive Vice President, General Counsel
  Date of Birth: 07/29/53   Secretary                and Secretary of Van Kampen American
                                                     Capital and VK/AC Holding, Inc. Executive
                                                     Vice President, General Counsel and a
                                                     Director of the Distributor, the VK
                                                     Adviser, the AC Adviser, Van Kampen
                                                     American Capital Management, Inc., Van
                                                     Kampen Merritt Equity Advisors Corp., and
                                                     Van Kampen Merritt Equity Holdings Corp.
                                                     Executive Vice President, General Counsel
                                                     and Assistant Secretary of Van Kampen
                                                     American Capital Advisors, Inc., American
                                                     Capital Contractual Services, Inc., Van
                                                     Kampen American Capital Exchange
                                                     Corporation, Van Kampen American Capital
                                                     Services, Inc. and ACCESS. Executive Vice
                                                     President, General Counsel, Assistant
                                                     Secretary and Director of Van Kampen
                                                     American Capital Trust Company. Director of
                                                     ICI Mutual Insurance Co., a provider of
                                                     insurance to members of the Investment
                                                     Company Institute. Prior to September 1996,
                                                     General Counsel of McCarthy, Crisanti &
                                                     Maffei, Inc. Prior to July 1996, Executive
                                                     Vice President and General Counsel of VSM
                                                     Inc. and VCJ Inc. Vice President and
                                                     Secretary of each of the Van Kampen
                                                     American Capital Funds and other investment
                                                     companies advised by the VK Adviser and AC
                                                     Adviser.
Robert C. Peck, Jr.......   Vice President           Executive Vice President of the VK Adviser
  Date of Birth: 10/01/46                            and Van Kampen American Capital Management,
                                                     Inc. Executive Vice President and Director
                                                     of the AC Adviser and Van Kampen American
                                                     Capital Advisors, Inc. Vice President of
                                                     each of the Van Kampen American Capital
                                                     Funds and other investment companies
                                                     advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben.......   Vice President           Executive Vice President of the VK Adviser
  Date of Birth: 04/20/42                            and Van Kampen American Capital Management,
                                                     Inc. Executive Vice President and a
                                                     Director of the AC Adviser and Van Kampen
                                                     American Capital Advisors, Inc. Vice
                                                     President of each of the Van Kampen
                                                     American Capital Funds and other investment
                                                     companies advised by the VK Adviser and AC
                                                     Adviser.
Paul R. Wolkenberg.......   Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth: 11/10/44                            Inc., Van Kampen American Capital, the
                                                     Distributor and the AC Adviser. President,
                                                     Chief Executive Officer and a Director of
                                                     Van Kampen American Capital Trust Company
                                                     and ACCESS. Director of American Capital
                                                     Contractual Services, Inc. Vice President
                                                     of each of the Van Kampen American Capital
                                                     Funds and other investment companies
                                                     advised by the VK Adviser and AC Adviser.
Edward C. Wood III.......   Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth: 01/11/56   Chief Financial Officer  the AC Adviser and Van Kampen American
                                                     Capital Management, Inc. Vice President and
                                                     Chief Financial Officer of each of the Van
                                                     Kampen American Capital Funds and other
                                                     investment companies advised by the VK
                                                     Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                          the AC Adviser. Treasurer of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth: 11/19/59                          Adviser. Controller of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth: 03/01/65                          Attorney of Van Kampen American Capital.
                                                   Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth: 11/15/63                          Attorney of Van Kampen American Capital.
                                                   Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth: 08/20/56                          Counsel and Assistant Secretary of Van
                                                   Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of three operating series (four operating series as of June 30, 1996). As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                ESTIMATED         TOTAL
                                                               PENSION OR        ANNUAL       COMPENSATION
                                            AGGREGATE          RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF      REGISTRANT       AND FUND
                                               FROM            REGISTRANT         UPON       COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................      $ 10,250            $1,754            6,750         $84,250
Dr. Richard E. Caruso..................         6,875               -0-              -0-          57,250
Philip P. Gaughan......................         6,875             3,570            3,250          76,500
Linda Hutton Heagy.....................        10,250               199            7,500          38,417
Dr. Roger Hilsman......................        10,250               -0-              -0-          91,250
R. Craig Kennedy.......................        11,500               152            7,500          92,625
Donald C. Miller.......................        11,500             6,433            4,000          94,625
Jack E. Nelson.........................        11,500             1,049            7,500          93,625
David Rees.............................         7,875               -0-              -0-          83,250
Jerome L. Robinson.....................        11,500             7,907            2,500          89,375
Lawrence J. Sheehan....................        10,250               -0-              -0-          91,250
Dr. Fernando Sisto.....................        10,250             2,990            3,750          98,750
Wayne W. Whalen........................        11,500               778            7,500          93,375
William S. Woodside....................        10,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $6,875; Ms. Heagy, $3,750; Mr. Kennedy, $11,500; Mr.
    Miller, $11,500; Mr. Nelson, $11,500; Mr. Rees, $4,750; Mr. Robinson, $11,500; Dr. Sisto, $0; and Mr. Whalen, $11,500. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $15,367; Ms. Heagy, $3,838; Mr. Kennedy, $27,805; Mr. Miller, $26,353; Mr. Nelson, $27,805; Mr. Rees, $7,796; Mr. Robinson, $26,724; Dr.
    Sisto, $0; and Mr. Whalen, $21,331. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                             AMOUNT OF
                                                            OWNERSHIP AT        CLASS OF      PERCENTAGE
              NAME AND ADDRESS OF HOLDER                  OCTOBER 17, 1996       SHARES       OWNERSHIP
-------------------------------------------------------   ----------------      --------      ---------
Van Kampen American Capital Trust Company..............         664,187             B            7.13%
  2800 Post Oak Blvd.                                             2,228             C            5.82%
  Houston, TX 77056
Xerox Financial Services...............................       1,293,108             A           21.18%
  Life Insurance Company
  1 Tower Ln. #3000
  Villa Park, IL 60181-4644
Raymond James & Assoc. Inc. CSDN.......................           2,408             C            6.29%
  Hugh D. McPherson IRA
  1217 Denton Rd.
  Winter Park, FL 32792-2774
Principal Financial....................................           4,015             C           10.50%
  IRA Cust. FBO
  Mary Alice Murphy
  P.O. Box 215132
  Dallas, TX 75221-5132
Principal Financial Cust. FBO..........................          11,489             C           30.01%
  Mary A. Murphy
  P.O. Box 508
  Dallas, TX 75221-0508

  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph
L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC

Holding, Inc. Presently, and after giving effect to the exercise of stock options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized advisory expenses of $882,054, $1,616,498 and $3,008,248, respectively.

OTHER AGREEMENTS.

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 concurrent with the Fund's change in transfer agent, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. At such time, the Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $0, $126,400 and $278,000, respectively, representing the Distributor's cost of providing certain support services.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $9,900, $9,900 and $21,000, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $14,300, $15,800 and $17,000, respectively, representing Van Kampen American Capital's cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as set forth above to the Fund and Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax, among other things, if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments--encompassing mutual funds, closed-end funds and unit investment trusts--and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts--assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research terms (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees

(an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the year ended June 30, 1994, the Fund has recognized expenses under the Plans of $540,613, $3,563,969 and $1,364 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $471,049 and $872,003 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares, respectively. For the year ended June 30, 1994, the Fund has reimbursed the Distributor $48,070 and $90,367 for advertising expenses, and $21,958 and $26,247 for compensation of the Distributor's sales personnel for the Class A Shares and Class B Shares, respectively.

  For the year ended June 30, 1995, the Fund recognized expenses under the Plans of $263,818, $1,899,931 and $1,918 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $256,375, $469,537 and $672 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1995, the Fund has reimbursed the Distributor $39,387, $63,700 and $0 for advertising expenses, and $3,453, $5,441 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

  For the year ended June 30, 1996, the Fund recognized expenses under the Plans of $131,097, $1,019,724 and $1,665 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $123,267, $216,622 and $1,221 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                            PERFORMANCE INFORMATION

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The Fund's yield with respect to the Class A Shares for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.47%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class A Shares for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 7.16%.

  The Fund's average total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares for the (i) the one year period ended June 30, 1996 was 5.33%, (ii) the five year period ended June 30, 1996 was 3.19% and (iii) the approximately 69 month period from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1996 was 3.63%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from September 21, 1990 (the commencement of the sale of Class A Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 22.78%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from September 21, 1990 (the commencement of the sale of Class A Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 26.96%.

CLASS B SHARES

  The Fund's yield with respect to the Class B Shares for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.87%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class B Shares for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.63%.

  The Fund's average total return, including the payment of the maximum CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1996 was 5.02%, and (ii) the approximately 60 month period from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1996 was 3.13%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 16.44%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 16.44%.

CLASS C SHARES

  The Fund's yield with respect to the Class C Shares for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.87%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class C Shares for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.63%.

  The Fund's average total return, including the payment of the maximum CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1996 was 7.03%, and (ii) the approximately 35 month period from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1996 was 0.32%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 0.91%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class B Shares) through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance was 0.91%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Short-Term Global Income Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 2, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                              Maturity      U.S.$
  (000)                      Description                  Coupon         Date     Market Value
----------------------------------------------------------------------------------------------
             FIXED INCOME SECURITIES  91.3%
             ITALY  7.5% LIRA
             Government/Agency
15,000,000   Vermilion International Trust -- BTPS.......   9.160%     12/01/97   $  9,924,735
                                                                                  ------------
             NEW ZEALAND  8.9% NZ$
             Government/Agency
    17,250   New Zealand Government......................       *      09/11/96     11,637,201
                                                                                  ------------
             SPAIN  3.6% PESETA
             Government/Agency
   600,000   Kingdom of Spain............................   7.300      07/30/97      4,689,192
                                                                                  ------------
             UNITED STATES  71.3% US$
             Government/Agency
    30,000   U.S. Treasury Note..........................   5.000      01/31/98     29,534,700
    17,500   U.S. Treasury Note..........................   5.000      02/15/98     16,979,200
    32,000   U.S. Treasury Note..........................   6.375      05/15/99     32,080,000
    15,000   U.S. Treasury Note..........................   6.500      05/31/01     15,014,100
                                                                                  ------------
                                                                                    93,608,000
                                                                                  ------------
             TOTAL FIXED INCOME SECURITIES.....................................    119,859,128
                                                                                  ------------
             SWAP TRANSACTIONS 0.0%
             Goldman Sachs, 18.75 million US$ notional amount, maturing
             01/30/97, payment based upon the spread between the German Mark
             swap interest rate versus the 3 month German LIBOR................        (39,292)
                                                                                  ------------
             TOTAL INVESTMENTS 91.3%
               (Cost $119,166,291) (a).........................................    119,819,836
             OTHER ASSETS IN EXCESS OF LIABILITIES 8.7%........................     11,520,371
                                                                                  ------------
             NET ASSETS 100.0%.................................................   $131,340,207
                                                                                  ------------

* Zero coupon bond

(a) At June 30, 1996, the cost for federal income tax purposes is $119,166,291; the aggregate gross unrealized appreciation is $1,358,465 and the aggregate gross unrealized depreciation is $1,392,670, resulting in net unrealized depreciation on investments, including foreign currency translation of other assets and liabilities, forward currency contracts and forward swap transactions of $34,205.

    The following table summarizes the portfolio composition at June 30, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

                              AAA..............    96.1%
                              AA...............     3.9%
                                                  -----
                                                  100.0%
                                                  -----

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $119,166,291) (Note 1)...............  $119,819,836
Receivables:
  Securities Sold.......................................................    12,840,473
  Interest..............................................................     1,687,063
  Forward Currency Contracts (Note 5)...................................       196,556
  Fund Shares Sold......................................................        56,763
Options at Market Value (Net premiums paid of $25,497) (Note 5).........         6,950
Other...................................................................         5,397
                                                                          ------------
      Total Assets......................................................   134,613,038
                                                                          ------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements (Note 6)................................     1,862,000
  Fund Shares Repurchased...............................................       369,840
  Income Distributions..................................................       337,320
  Distributor and Affiliates (Notes 2 and 7)............................       252,266
  Investment Advisory Fee (Note 2)......................................        59,651
  Custodian Bank........................................................         1,458
Accrued Expenses........................................................       330,319
Deferred Compensation and Retirement Plans (Note 2).....................        59,977
                                                                          ------------
      Total Liabilities.................................................     3,272,831
                                                                          ------------
NET ASSETS..............................................................  $131,340,207
                                                                          ============
NET ASSETS CONSIST OF:
Capital (Note 3)........................................................  $196,507,762
Net Unrealized Depreciation on Securities...............................      (284,565)
Accumulated Distributions in Excess of Net Investment Income (Note 1)...      (358,000)
Accumulated Net Realized Loss on Securities.............................   (64,524,990)
                                                                          ------------
NET ASSETS..............................................................  $131,340,207
                                                                          ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $50,118,757 and 6,575,159 shares of capital stock issued and
    outstanding) (Note 3)...............................................  $       7.62
    Maximum sales charge (3.25%* of offering price).....................           .26
                                                                          ------------
    Maximum offering price to public....................................  $       7.88
                                                                          ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $81,057,362 and 10,639,329 shares of capital stock issued and
    outstanding) (Note 3)...............................................  $       7.62
                                                                          ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $164,088 and 21,536 shares of capital stock issued and outstanding)
    (Note 3)............................................................  $       7.62
                                                                          ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $62,358).................   $ 12,560,652
EXPENSES:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C
  of $131,097, $1,019,724 and $1,665, respectively) (Note 7)...........      1,152,486
Investment Advisory Fee (Note 2).......................................        882,054
Shareholder Services (Note 2)..........................................        373,683
Custody................................................................        184,449
Trustees Fees and Expenses (Note 2)....................................         49,859
Interest (Note 6)......................................................         42,719
Legal (Note 2).........................................................         16,410
Amortization of Organizational Expenses (Note 1).......................          2,523
Other..................................................................        235,126
                                                                          ------------
    Total Expenses.....................................................      2,939,309
    Less Expenses Reimbursed...........................................         44,473
                                                                          ------------
    Net Expenses.......................................................      2,894,836
                                                                          ------------
NET INVESTMENT INCOME..................................................   $  9,665,816
                                                                          ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
    Investments........................................................   $    872,668
    Options............................................................        976,960
    Foreign Currency Transactions......................................    (18,050,439)
                                                                          ------------
Net Realized Loss on Securities........................................    (16,200,811)
                                                                          ------------
Net Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period..............................................    (20,294,494)
                                                                          ------------
End of the Period:
    Investments........................................................        653,545
    Options............................................................        (18,547)
    Forwards...........................................................       (906,748)
    Foreign Currency Translation.......................................        (12,815)
                                                                          ------------
                                                                              (284,565)
                                                                          ------------
Net Unrealized Appreciation on Securities During the Period............     20,009,929
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.........................   $  3,809,118
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................   $ 13,474,934
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1996 and 1995
--------------------------------------------------------------------------------

                                                            Year Ended       Year Ended
                                                           June 30, 1996    June 30, 1995
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  9,665,816     $ 19,761,456
Net Realized Loss on Securities.........................    (16,200,811)     (12,602,409)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.....................................     20,009,929       (7,738,870)
                                                           ------------     ------------
Change in Net Assets from Operations....................     13,474,934         (579,823)
                                                           ------------     ------------
Distributions from and in Excess of Net Investment
  Income................................................            -0-      (14,866,346)
Return of Capital Distribution (Note 1).................    (11,609,288)      (7,736,408)
                                                           ------------     ------------
Total Distributions*....................................    (11,609,288)     (22,602,754)
                                                           ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      1,865,646      (23,182,577)
                                                           ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............................      2,427,135        6,199,457
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................      6,370,708       12,635,688
Cost of Shares Repurchased..............................    (79,947,106)    (214,719,738)
                                                           ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......    (71,149,263)    (195,884,593)
                                                           ------------     ------------
TOTAL DECREASE IN NET ASSETS............................    (69,283,617)    (219,067,170)
NET ASSETS:
Beginning of the Period.................................    200,623,824      419,690,994
                                                           ------------     ------------
End of the Period (Including undistributed net
  investment income of $(358,000) and $(588,190),
  respectively).........................................   $131,340,207     $200,623,824
                                                           ============     ============

                                                     Year Ended       Year Ended
                *Distributions by Class           June 30, 1996    June 30, 1995
           ---------------------------------------------------------------------
         Distributions from and in Excess of
           Net Investment Income (Note 1):
           Class A Shares......................   $        -0-     $ (5,617,141)
           Class B Shares......................            -0-       (9,240,772)
           Class C Shares......................            -0-           (8,387)
           Class D Shares......................             --              (46)
                                                  ------------     ------------
                                                  $        -0-     $(14,866,346)
                                                  ============     ============
         Return of Capital Distribution (Note
           1):
           Class A Shares......................   $ (4,481,275)    $ (2,908,177)
           Class B Shares......................     (7,116,453)      (4,822,441)
           Class C Shares......................        (11,560)          (5,768)
           Class D Shares......................             --              (22)
                                                  ------------     ------------
                                                  $(11,609,288)    $ (7,736,408)
                                                  ============     ============

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average maturity of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter
(OTC) or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1996, there were no when issued or delayed delivery purchase commitments.

                                 June 30, 1996
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $250,000. These costs were amortized over the 60 month period ended September 28, 1995.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $64,736,057. Of this amount, $10,010,730, $53,019,433 and
$1,705,894 will expire on June 30, 2001, 2003 and 2004 respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to currency losses totaling $17,134,347 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income. In

                                 June 30, 1996
--------------------------------------------------------------------------------

addition, a permanent book and tax basis difference due to a net operating loss for tax purposes totaling $7,698,721 has been reclassified from accumulated undistributed net investment income to capital.

    Net realized gains on securities, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1996, the Fund recognized expenses of approximately $33,500 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $9,300 has been assumed by VKAC.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent for the Fund. For the year ended June 30, 1996, the Fund recognized expenses of approximately $269,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 1,428 and 100 shares of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $71,847,960, $124,493,824 and $165,978, for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................       162,018     $  1,242,482
  Class B..................................       153,961        1,176,596
  Class C..................................         1,057            8,057
                                              -----------     ------------
Total Sales................................       317,036     $  2,427,135
                                              ===========     ============
Dividend Reinvestment:
  Class A..................................       356,105     $  2,727,316
  Class B..................................       474,434        3,632,026
  Class C..................................         1,485           11,366
                                              -----------     ------------
Total Dividend Reinvestment................       832,024     $  6,370,708
                                              ===========     ============
Repurchases:
  Class A..................................    (3,533,398)    $(27,079,054)
  Class B..................................    (6,899,452)     (52,839,746)
  Class C..................................        (3,684)         (28,306)
                                              -----------     ------------
Total Repurchases..........................   (10,436,534)    $(79,947,106)
                                              ===========     ============

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $102,375,382, $184,393,612 and
$196,040, for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................       147,880     $   1,164,395
  Class B..................................       633,871         5,017,062
  Class C..................................         2,233            18,000
  Class D..................................           -0-               -0-
                                              -----------     -------------
Total Sales................................       783,984     $   6,199,457
                                              ===========     =============
Dividend Reinvestment:
  Class A..................................       640,247     $   5,003,613
  Class B..................................       973,210         7,618,093
  Class C..................................         1,792            13,973
  Class D..................................             1                 9
                                              -----------     -------------
Total Dividend Reinvestment................     1,615,250     $  12,635,688
                                              ===========     =============
Repurchases:
  Class A..................................    (9,324,231)    $ (73,225,277)
  Class B..................................   (18,052,147)     (141,454,897)
  Class C..................................        (4,985)          (38,532)
  Class D..................................          (124)           (1,032)
                                              -----------     -------------
Total Repurchases..........................   (27,381,487)    $(214,719,738)
                                              ===========     =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                                 June 30, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
            YEAR OF REDEMPTION                  CLASS B     CLASS C
-------------------------------------------------------------------
First......................................       3.00%       1.00%
Second.....................................       2.00%        None
Third......................................       1.00%        None
Fourth and Thereafter......................        None        None

     For the year ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of $1,540 and CDSC on redeemed shares of approximately $59,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term investments, were $175,408,439 and $285,327,825, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's foreign currency exposure and effective maturity and duration.

                                 June 30, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1996, were as follows:

                                                   CONTRACTS        PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1995..................            11    $(1,537,634)
Options Written and
  Purchased (Net).............................            44       (115,937)
Options Terminated in Closing
  Transactions (Net)..........................           (49)     1,044,426
Options Expired (Net).........................            (5)       583,648
                                                         ---    -----------
Outstanding at June 30, 1996..................             1    $   (25,497)
                                                         ===    ===========


    The description and market value of the option contract outstanding as of June 30, 1996, are as follows:

                                             OPENING     EXPIRATION    MARKET
DESCRIPTION                              TRANSACTION           DATE     VALUE
-----------------------------------------------------------------------------
DEM Call Basket Currency Put..........           Buy       11/29/96    $6,950
                                                                       ======

B. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.

    At June 30, 1996, the Fund has outstanding forward currency contracts as follows:

                                                                   UNREALIZED
FORWARD                              ORIGINAL        CURRENT    APPRECIATION/
CURRENCY CONTRACTS                      VALUE          VALUE     DEPRECIATION
-----------------------------------------------------------------------------
BUYS TO OPEN
German Mark,
  expiring 07/19/96-07/22/96...   $24,490,548    $24,414,938        $ (75,610)
SELLS TO OPEN
Australian Dollar,
  expiring 07/08/96-07/25/96...     4,497,779      4,484,806           12,973
German Mark,
  expiring 09/25/96-09/30/96...    19,000,000     19,148,431         (148,431)
Italian Lira,
  expiring 07/18/96............     9,481,798      9,828,787         (346,989)
New Zealand Dollar,
  expiring 07/11/96-08/01/96...    11,174,510     11,443,192         (268,682)

                                 June 30, 1996
--------------------------------------------------------------------------------

                                                                   UNREALIZED
FORWARD                              ORIGINAL        CURRENT    APPRECIATION/
CURRENCY CONTRACTS                      VALUE          VALUE     DEPRECIATION
-----------------------------------------------------------------------------
Spanish Peseta,
  expiring 08/12/96............     4,461,750      4,520,013          (58,263)
Swedish Krona,
  expiring 07/11/97............     1,000,000      1,021,746          (21,746)
                                                                    ---------
                                                                    $(906,748)
                                                                    =========

    At June 30, 1996, the Fund had realized gains on closed but unsettled forward currency contracts of $1,103,304 scheduled to settle between July 3, 1996 and November 4, 1996.

C. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements to enable the Fund to satisfy redemption requests and other temporary purposes.

    The Fund was entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $1,243,000 with an average interest rate of 3.360%. At June 30, 1996, the interest rate in effect for reverse repurchase agreements was 5.450%.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $736,700.

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

  Van Kampen American Capital Strategic Income Fund (the "Fund") is a non-diversified mutual fund. The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund will seek to achieve its investment objectives by investing primarily in a portfolio of income securities selected by Van Kampen American Capital Investment Advisory Corp., the Fund's investment adviser, from the following market sectors: U.S. government securities; U.S. investment grade income securities; U.S. lower grade income securities; foreign investment grade income securities; and foreign lower grade income securities. The Adviser will allocate the Fund's investments among these market sectors based on its evaluation of the relative investment opportunities and investment risks presented by such sectors from time to time. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets will be invested in U.S. government securities and investment grade rated income securities. A substantial portion of the Fund's assets may be invested in lower grade income securities, including securities of issuers in emerging market countries and securities rated in the lowest rating category. The Fund intends to borrow for investment purposes which will create the opportunity for increased return but also involves special risks. The Fund is also allowed to invest in derivative mortgage back securities without limitation. In addition, the Fund may invest up to 20% in defaulted bank loans. There can be no assurance that the Fund will achieve its investment objectives.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for the Fund (the "Prospectus") dated as of the date hereof. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-3
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-26
Trustees and Officers................................................................   B-33
Investment Advisory and Other Services...............................................   B-40
Custodian and Independent Accountants................................................   B-43
Portfolio Transactions and Brokerage Allocation......................................   B-43
Tax Status of the Fund...............................................................   B-44
The Distributor......................................................................   B-47
Legal Counsel........................................................................   B-48
Performance Information..............................................................   B-48
Independent Accountants' Report......................................................   B-51
Financial Statements.................................................................   B-52
Notes to Financial Statements........................................................   B-60

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is a separate non-diversified series of Van Kampen American Capital Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a designation of series dated May 10, 1995. At present, the Fund, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund, are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for Federal income tax purposes.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares. The Trustees can further sub-divide each series of shares into one or more classes of shares. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business Trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.

  The Fund originally was organized under the name Van Kampen Merritt Strategic Income Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Strategic Income Fund.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objectives of the Fund are set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objectives.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

  1. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

  2. Issue senior securities, borrow money or enter into reverse repurchase agreements or dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); provided that the Fund may, with respect to up to an additional 5% of its total assets, borrow from and enter into reverse repurchase agreements and dollar rolls with, any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with borrowings, reverse repurchase agreements, dollar rolls, and Strategic Transactions.

  3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities or the acquisition of securities subject to repurchase agreements, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

  4. Buy securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions, short term credits as may be necessary for the clearance of transactions nor borrowing, entering into reverse repurchase agreements or dollar rolls consistent with investment restriction 2. above is considered the purchase of a security on margin.

  5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

  6. Make investments for the purpose of exercising control or participation in management of any company other than a CMO issuer, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

  7. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the 1940 Act.

  8. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  9. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund or the Fund's fundamental investment objectives without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  In addition, to comply with federal tax requirements for qualifications as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and

(b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Trustees to the extent necessary to comply with changes to applicable tax requirements.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will normally be less than 200%. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Fund and its Shareholders.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

  The following information supplements the information provided in the Prospectus under the headings "Investment Objectives and Policies" and "Other Investment Practices."

PORTFOLIO SECURITIES

  U.S. GOVERNMENT SECURITIES. U.S. government securities include securities issued by the U.S. government, such as U.S. Treasury securities, and securities issued or guaranteed by agencies of the U.S. government. U.S. Treasury securities are generally fixed rate securities. The Fund may invest in both adjustable rate and fixed rate securities issued or guaranteed by agencies of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

  U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value of the Fund.

  MORTGAGE-BACKED SECURITIES. "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

  Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.

  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) which are highly sensitive to changes in prepayment and interest rates.

  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

  During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage- Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

  Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

  GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans, (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

  FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

  Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

  Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.

  FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

  FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

  FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

  Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations which are secured by mortgage loans or other Mortgage-Backed Securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). All future references to CMOs shall also be deemed to include REMICs.The Fund will not invest in REMIC residuals or other CMO residuals.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. By investing in particular tranches of a CMO with specified cash flows, the Fund may gain more predictability of cash flows than if it had invested in the underlying Mortgage Assets. Generally, the more predictable the cash flow of a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of and yield on these tranches tend to be more volatile.

  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as LIBOR. These adjustable rate tranches are known as "floating rate CMOs," "inverse floating CMOs" and "interest only CMOs". Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared. Floating rate CMOs pay interest at rates that vary inversely with changes in market rates of interest and may pay a rate of interest determined by applying a multiple to the floating rate. Accordingly, when market rates of interest decrease, the change in value of inverse floating CMOs owned by the Fund will have a positive effect on the net asset value of the Fund and when market rates of interest increase, the change in value of inverse floating rate CMOs owned by the Fund will have a negative effect on the net asset value of the Fund. In addition, the extent of increases and decreases in the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the net asset value of the Fund if the Fund held an equal principal amount of a fixed rate CMO security having similar credit quality, redemption provisions and maturity.

  The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. The Fund will not, however, invest in CMO residuals.

  In reliance on an SEC interpretation, the Fund's investment in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

  Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), to be illiquid securities.

  Stripped Mortgage-Backed Securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.

  Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, ARMS and other Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

  The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

  Adjustable Rate Mortgage-Backed Securities. Adjustable rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. Government Securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

  Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

  The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.

  ASSET-BACKED SECURITIES. "Asset-Backed Securities" have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities, including the risk that these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issues of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivable to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirement under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include derivative securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

  Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security and to include the "interest" on payment-in-kind securities as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that entities such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon or payment-in-kind securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon and payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result the Fund's current income ultimately may be reduced. See "Taxation."

  PREMIUM SECURITIES. The fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest of other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments.

  PREFERRED STOCK. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus both on the security's dividend paying capacity and on its potential for appreciation.

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issuer under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.

  Brady Plan debt restructurings totalling more than $80 billion have been implemented to date in Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines and, in addition, Brazil has announced intentions to issue Brady Bonds. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.

  In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount. See "Taxation."

  The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of Brady Bonds with returns in other bond markets.

  OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related income securities. Such obligations may include, but are limited to, participations and assignments in sovereign bank loans, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de la Tesoreira ("CETES"), Argentine Bonos del Tesoro ("BOTE"), Bonos de Inversion y Crecimiento-Quinta Serie ("BIC V") and Venezuelan zero coupon notes.

  The sovereign related income securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Sovereign related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

  Sovereign related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. European supranational entities, in particular, issue ECU-denominated obligations. Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

  DEPOSITORY RECEIPTS. Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-domestic issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

  STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other income securities, including income securities issued by foreign governments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

  PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. If any privately placed securities held by the Fund were required to be registered under the securities laws of any jurisdiction prior to being resold, the Fund may be required to bear the expenses of registration.

  INDEXED INCOME SECURITIES. The Fund may invest in income securities issued by banks and other business entities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).

SPECIAL RISK FACTORS

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. A substantial portion of the Fund's assets may be invested in lower grade securities. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. The Fund may invest in income securities rated in the lowest rating categories. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody's ratings.

  Lower grade income securities generally offer a higher yield than that available from higher grade income securities. However, lower grade income securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business or revenue forecasts. Similarly, certain emerging market governments that issue lower grade income securities are among the largest debtors to commercial banks, foreign governments and supranational organizations and may not be able or willing to obtain additional financing.

  Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default.

  INVESTMENTS IN FOREIGN INCOME SECURITIES. Investment in foreign income securities involves certain special risks not usually associated with investment in domestic income securities. The magnitude of such risks is generally greater with respect to investment in emerging market countries. Investments in foreign income securities involve risks relating to political and economic developments abroad. The economies of individual foreign emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by changes in the economic conditions in the countries with which they trade.

  With respect to many foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political instability, increased governmental regulation, social instability or diplomatic developments (including armed conflict) which could adversely affect the economies of such countries or the value of the Fund's investments in those countries.

  Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging income securities and increase the costs and expenses of the Fund. Certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in industries deemed important to national interests. In addition, certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. If a deterioration occurs in an emerging market country's balance of payments, the country might impose temporary restrictions on foreign capital remittances. Investing in local markets in certain countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

  Disclosure and regulatory standards in many respects are less stringent in many countries than in the U.S. There also may be a lower level of monitoring and regulation of securities markets and the activities of investors in such markets, and enforcement of existing regulations has in many instances been limited. Many of the foreign income securities held by the Fund will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers than is available concerning domestic companies. Foreign companies, and in particular, companies in emerging market countries are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to domestic companies.

  Because the Fund may invest in non-U.S. dollars-denominated securities, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile. In addition, there may be less timely and accurate information with respect to general economic conditions and trends in countries in which issuers of foreign income securities are located, particularly in emerging market countries.

  The costs associated with investing in foreign income securities frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes.

  Foreign markets also have different clearance and settlement procedures, and in certain markets settlement may fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of such portfolio security.

  SOVEREIGN DEBT. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payment and trade difficulties and extreme poverty and unemployment. The issuer of sovereign debt or the governmental authorities that control the repayment of sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited.

  Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries. Since 1982, certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

INVESTMENT PRACTICES

  STRATEGIC TRANSACTIONS. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on domestic and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. See "Tax Status of the Fund."

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment policy that limits the Fund's investments in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on the such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

  When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

  The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

  The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  BORROWINGS AND OTHER TECHNIQUES. The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price which is greater than the sales price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements will be treated as borrowings for the purposes of the Fund's investment restriction on borrowings.

  In order to seek high current income, the Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type and coupon) securities on a specified future date from the same party at an agreed upon price which is less than the sales price. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The cash proceeds from the sale will be maintained by the Fund in a segregated account with its custodian in which cash, U.S. government securities or other liquid debt obligations will be equal in value to its obligations. Because such assets are maintained in a segregated account, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. "Covered rolls" are not subject to these segregation requirements. Dollar rolls will be treated as borrowings for purposes of the Fund's investment restriction on borrowings.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

  DEFENSIVE STRATEGIES. At times conditions in the markets may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's (or comparably rated by any other NRSROs); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other income securities that the Adviser considers consistent with such strategy. The yield on these securities generally is lower than the yield on the types of income securities in which the Fund will invest in normal market conditions.

  CREDIT QUALITY. The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that

S&P or Moody's (or any other nationally recognized statistical rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.

  LIQUIDITY. The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. The Fund may invest in income securities not registered under the Securities Act of 1933 (the "Securities Act"), but eligible for resale pursuant to Rule 144A under the Securities Act. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices. The Fund's limitations with respect to investment in illiquid and restricted securities does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P follows):

1. DEBT

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1   This highest category indicates that the degree of safety
             regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

        A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B     Issues rated "B" are regarded as having significant speculative characteristics.

        C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issuer.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA   This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA    A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB   An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB    Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B     predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC   stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC    The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
  C     A preferred stock rated "C" is a nonpaying issue.
  D     A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
  NR:   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
        PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

          AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

          A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

          BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "AA" through "B" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.

Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp., and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.

Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.

Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.

Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of three operating series (four operating series as of June 30, 1996). As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                ESTIMATED         TOTAL
                                                               PENSION OR        ANNUAL       COMPENSATION
                                            AGGREGATE          RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF      REGISTRANT       AND FUND
                                               FROM            REGISTRANT         UPON       COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................      $ 10,250            $1,754            6,750         $84,250
Dr. Richard E. Caruso..................         6,875               -0-              -0-          57,250
Philip P. Gaughan......................         6,875             3,570            3,250          76,500
Linda Hutton Heagy.....................        10,250               199            7,500          38,417
Dr. Roger Hilsman......................        10,250               -0-              -0-          91,250
R. Craig Kennedy.......................        11,500               152            7,500          92,625
Donald C. Miller.......................        11,500             6,433            4,000          94,625
Jack E. Nelson.........................        11,500             1,049            7,500          93,625
David Rees.............................         7,875               -0-              -0-          83,250
Jerome L. Robinson.....................        11,500             7,907            2,500          89,375
Lawrence J. Sheehan....................        10,250               -0-              -0-          91,250
Dr. Fernando Sisto.....................        10,250             2,990            3,750          98,750
Wayne W. Whalen........................        11,500               778            7,500          93,375
William S. Woodside....................        10,250               -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $6,875; Ms. Heagy, $3,750; Mr. Kennedy, $11,500; Mr.
    Miller, $11,500; Mr. Nelson, $11,500; Mr. Rees, $4,750; Mr. Robinson, $11,500; Dr. Sisto, $0; and Mr. Whalen, $11,500. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $15,367; Ms. Heagy, $3,838; Mr. Kennedy, $27,805; Mr. Miller, $26,353; Mr. Nelson, $27,805; Mr. Rees, $7,796; Mr. Robinson, $26,724; Dr.
    Sisto, $0; and Mr. Whalen, $21,331. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are aggregated from the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                   AMOUNT OF
                                                                  OWNERSHIP AT     CLASS OF   PERCENTAGE
NAME AND ADDRESS OF HOLDER                                      OCTOBER 17, 1996    SHARES    OWNERSHIP
-------------------------------------------------------------   ----------------   --------   ----------
Edward D. Hones and Co. F/A/O................................        17,112            C         5.91%
  Edward D. Jones & Co. Custodian
  FBO Herman L. Dumming IRA
  EDJ #271-90019-1-5
  P.O. Box 2800
  Maryland Hts, MO 63043-8500

Painewebber for the Benefit of...............................        15,203            C         5.25%
  Abraham Elisha Ayson
  4600 14th Avenue
  Apt. #4C
  Brooklyn, NY 11219-2606

Merrill Lynch Pierce Fenner & Smith..........................     5,496,895            B         8.73%
  Mutual Funds Operations....................................        20,531            C         7.09%
  Attn: Book Entry
  4800 Deer Lake Drive E
  3rd Floor
  Jacksonville, FL 32246-6484

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. (the "Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The Adviser will utilize at its own expense, credit analysis and research services provided by McCarthy, Crisanti and Maffei, Inc. ("MCM"). MCM and Fintrend S.A. ("Fintrend"), a wholly-owned subsidiary of MCM, are providers of specialized on-line Financial Information and analysis relating to domestic and international debt and currency markets. MCM's services include CorporateWatch(C), which is the leading provider of up-to-the-minute information regarding the new issue corporate securities market; MoneyWatch(C), which provides on-going analysis of developments in the U.S. Treasury, agency and money markets; CurrencyWatch(C), which provides analysis of intraday developments in currency markets; and YieldWatch(@) , which analyzes intraday developments in the global bond markets. MCM and its subsidiaries produce and distribute electronic information services worldwide with offices in New York, London, Paris, Singapore and Tokyo.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the fiscal years ended June 30, 1996, June 30, 1995 and June 30, 1994, the Fund recognized advisory expenses of $927,893, $798,331 and $306,119, respectively.

OTHER AGREEMENTS

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with Van Kampen American Capital Distributors, Inc. (the "Distributor") which terminated as of July 10, 1995 concurrent with the Fund's change in Transfer Agent, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. At such time, the Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the fiscal years ended June 30, 1996, June 30, 1995 and June 30, 1994, the Fund recognized expenses of approximately $0, $44,900 and $2,800, respectively, representing the Distributor's cost of providing certain support services.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.

  For the fiscal years ended June 30, 1996, June 30, 1995 and June 30, 1994, the Fund recognized expenses of approximately $5,000, $4,500 and $2,800, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital Funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other Funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the fiscal years ended June 30, 1996, June 30, 1995 and June 30, 1994, the Fund recognized expenses of approximately $8,700, $12,000 and $6,000, respectively, representing Van Kampen American Capital, Inc.'s cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Statement of Additional Information.

  FEDERAL INCOME TAXATION. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies. For purposes of this requirement, the Treasury Department is authorized to issue (but has not yet issued) regulations excluding from qualifying income foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in securities.

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices (including those involving certain risk management transactions and foreign currency transactions) may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of this discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produced, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax, on a portion of any "excess distribution" received on the stock or of any gain or disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

  Pursuant to proposed regulations, the Fund would be entitled to elect to "mark-to-market" its stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess as of the end of that year, of the fair market value of the PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect). These regulations, if adopted, would be effective for taxable years ending after their promulgation as final regulations.

  DISTRIBUTIONS. Distribution of the Fund's net investment income are taxable to Shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. A portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November, or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, is certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  FOREIGN TAXES. It is expected that a portion of the interest earned by the Fund from non-U.S. resident issuers and in certain circumstances gains realized by the Fund will be subject to foreign withholding taxes. The tax rate to which such interest and gains will be subject will vary depending on the country or countries having taxing jurisdiction over a particular non-U.S. resident issuer and may be affected by the existence of an income tax treaty with the United States. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of "foreign corporations," the Fund may elect and currently intends to elect, for United States federal income tax purposes, to treat any foreign taxes paid by the Fund that can be treated as foreign income taxes under United States federal income tax principles as paid by its Shareholders. The Fund expects that it will be able to treat some, but not necessarily all, of the foreign taxes it will have to pay as foreign income taxes for United States federal income tax purposes. In addition, the Fund currently intends to treat investments in securities that are issued by, or that are treated under relevant United States federal income tax principles as issued by, foreign governments as not constituting securities of "foreign corporations" for purposes of meeting the 50% test described above. Accordingly, the Fund may not qualify for this election in all of its taxable years. For any year that the Fund so qualifies and makes such an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its Shareholders (in addition to other taxable dividends received) and (subject to certain limitations) Shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. A Shareholder who does not itemize deductions may not claim a deduction for foreign taxes. The Fund will notify each Shareholder within 60 days after the close of the Fund's taxable year as to whether the foreign income taxes paid by the Fund will qualify for "pass-through" treatment for that year and, if so, such notification will designate (i) each Shareholder's pro rata portion of the foreign income taxes paid and (ii) the portion of distributions that represents income derived from foreign sources.

  Generally, a foreign tax credit is subject to the limitation that it may not exceed the Shareholder's United States tax (before the credit) attributable to the Shareholder's total taxable income from foreign sources. For this purpose, the Shareholder's proportionate share of dividends paid by the Fund that represent income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities and certain currency gains and losses generally will be treated as derived from United States sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from the Fund that qualifies as foreign source income. The foregoing limitation may prevent a Shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by the Fund.

  SALES OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Shares have been held for more than one year. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the period ended June 30, 1994, the Fund has recognized expenses under the Plans of $34,468, $208,286 and $9,351 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $28,816 and $51,047 represent payments to financial intermediaries under the Selling Agreements for Class A Shares and Class B Shares, respectively. For the period ended June 30, 1994, the Fund has reimbursed the Distributor $822 and $1,211 for advertising expenses, and $4,930 and $9,941 for compensation of the Distributor's sales personnel for the Class A Shares and Class B Shares, respectively.

  For the year ended June 30, 1995, the Fund has recognized expenses under the Plans of $74,777, $487,064 and $20,370 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $64,495, $119,407 and $2,755 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively. For the year ended June 30, 1995, the Fund has reimbursed the Distributor $5,464, $15,985 and $0 for advertising expenses, and $7,717, $10,727 and $0 for compensation of the Distributor's sales personnel for the Class A Shares, Class B Shares and Class C Shares, respectively.

  For the year ended June 30, 1996, the Fund has recognized expenses under the Plans of $79,707, $569,681 and $25,454 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $65,647,

$115,828 and $9,418 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time the Fund may compare its performance to certain indices or utilize such indices to illustrate market trends in U.S. interest rates, including indices with respect to interest rates on 90 day U.S. Treasury bills and 30 year Treasury bonds.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The Fund's yield for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 6.72%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class A Shares was 8.29%.

  The Fund's average total return, including payment of the maximum sales charge, for (i) the one year ended June 30, 1996 was 7.58% and (ii) the two year, six month period from December 31, 1993, the commencement of investment operations for Class A Shares of the Fund, through June 30, 1996 was 0.68%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum sales charge, for Class A Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.76%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum sales charge, for Class A Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 1.71%.

CLASS B SHARES

  The Fund's yield for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 6.29%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class B Shares was 7.95%.

  The Fund's average total return, including the payment of the CDSC, for (i) the one year ended June 30, 1996 was 8.06% and (ii) the two year, six month period from December 31, 1993, the commencement of investment operations for Class B Shares of the Fund, through June 30, 1996 was 0.68%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, for Class B Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.67%.

  The Fund's cumulative non-standardized total return, including the payment of the CDSC, for Class B Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 1.72%.

CLASS C SHARES

  The Fund's yield for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 6.29%. In determining the Fund's net investment income for a stated 30-day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's distribution rate for the 30-day period ending June 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") for Class C Shares was 7.96%.

  The Fund's average total return, including the payment of the CDSC, for (i) the one year ended June 30, 1996 was 11.07% and (ii) the two year, six month period from December 31, 1993, the commencement of investment operations for Class C Shares of the Fund, through June 30, 1996 was 1.81%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, for Class C Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.59%.

  The Fund's cumulative non-standardized total return, including the payment of the CDSC, for Class C Shares from inception through June 30, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.59%.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Strategic Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Strategic Income Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 15, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

Par Amount
in Local
Currency                                                                 Maturity            U.S.$
(000)         Description                                    Coupon          Date     Market Value
--------------------------------------------------------------------------------------------------
             CORPORATE BONDS  58.0%
             BANKING  7.4%
    3,000    Banco del Estado - US$ (c)..............        8.390%      08/01/01     $  3,141,540
    4,100    Western Financial Savings - US$ (c).....        8.500       07/01/03        4,143,960
                                                                                      ------------
                                                                                         7,285,500
                                                                                      ------------
             CONTAINERS, PACKAGING & GLASS  0.7%
       40    Anchor Glass Container Corp. - US$......       10.250       06/30/02           28,000
      700    Silligan Holdings Corp. - US$...........       13.250       12/15/02          703,500
                                                                                      ------------
                                                                                           731,500
                                                                                      ------------
             DIVERSIFIED/CONGLOMERATE SERVICE  1.0%
    1,000    Service Corp. International - US$.......        6.750       06/01/01          993,110
                                                                                      ------------
             ELECTRONICS  1.7%
    1,000    Bell & Howell Co. - US$ (d).............     0/11.500       03/01/05          685,000
    1,000    Comdisco, Inc. - US$....................        5.750       05/22/98        1,001,555
                                                                                      ------------
                                                                                         1,686,555
                                                                                      ------------
             FINANCE  10.0%
    3,000    Auxiliaire du Credit Foncier de France -
             US$.....................................        5.332       09/25/02        2,730,000
    3,000    Auxiliaire du Credit Foncier de France -
             US$.....................................        5.000       02/18/03        2,692,500
    4,000    Ford Motor Credit - US$.................        5.730       01/13/05        3,550,000
    1,000    Guangdong Enterprise - US$ (c)..........        8.750       12/15/03          883,000
                                                                                      ------------
                                                                                         9,855,500
                                                                                      ------------
             GROCERY  0.5%
      500    Purity Supreme - US$....................       11.750       08/01/99          542,500
                                                                                      ------------
             HEALTHCARE  1.1%
    1,000    Tenet Healthcare Corp. - US$ (c)........       10.125       03/01/05        1,060,000
                                                                                      ------------
             HOTEL, MOTEL, INNS & GAMING  0.6%
      500    Showboat Marina - US$...................       13.500       03/15/03          545,000
                                                                                      ------------
             LEISURE AND AMUSEMENT  2.5%
    2,500    Viacom, Inc. - US$......................        7.750       06/01/05        2,433,765
                                                                                      ------------
             MINING  0.4%
      400    Carbide/Graphite, Inc. - US$ (c)........       11.500       09/01/03          433,000
                                                                                      ------------
             OIL & GAS  9.1%
      500    Coda Energy - US$.......................       10.500       04/01/06          497,500
      300    Global Marine - US$ (c).................       12.750       12/15/99          325,500
    1,500    Oleoducto Central S.A. - US$............        9.350       09/01/05        1,472,085
    4,950    Transportadora de Gas del Sur S.A. -
             US$.....................................        7.750       12/23/98        4,826,250
    2,000    Transportadora de Gas del Sur S.A. -
             US$.....................................       10.250       04/25/01        1,990,000
                                                                                      ------------
                                                                                         9,111,335
                                                                                      ------------
             PAPER  2.6%
      500    Doman Industries Ltd - US$ (c)..........        8.750       03/15/04          452,500

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

Par Amount
in Local
Currency                                                                  Maturity           U.S.$
(000)         Description                                    Coupon           Date    Market Value
--------------------------------------------------------------------------------------------------
              PAPER (CONTINUED)
   500        Indah Kiat International Finance (Pulp
              and Paper Corp) Global Bond - US$.......       11.375%      06/15/99     $    525,000
   500        Tjiwi Kimia International BV - US$......       13.250       08/01/01          560,000
 1,000        Willamette Industries - US$ (b).........        7.850       07/01/26        1,023,620
                                                                                       ------------
                                                                                          2,561,120
                                                                                       ------------
              PRINTING, PUBLISHING & BROADCASTING  4.2%
 1,000        Century Communications - US$ (c)........        9.750       02/15/02          995,000
   500        K-III Communications - US$..............       10.625       05/01/02          520,000
 2,500        Time Warmer - US$.......................        9.150       02/01/23        2,582,475
                                                                                       ------------
                                                                                          4,097,475
                                                                                       ------------
              RETAIL  3.0%
 3,000        Wal-Mart Stores - US$ (c)...............        6.750       05/24/02        2,977,500
                                                                                       ------------
              TELECOMMUNICATIONS  6.6%
 3,500        Cable & Wireless PLC - US$ (c)..........        6.500       12/16/03        3,333,750
 1,000        Panamsat LP - US$.......................        9.750       08/01/00        1,035,000
   600        Pricellular Wireless Corp - US$ (d).....     0/12.250       10/01/03          474,000
 1,000        Rogers Cablesystems - CA$...............        9.650       01/15/14          641,983
 1,000        Telefonica de Argentina - US$...........       11.875       11/01/04        1,087,000
                                                                                       ------------
                                                                                          6,571,733
                                                                                       ------------
              UTILITIES  6.6%
 1,000        Bridas Corp - US$ (c)...................       12.500       11/15/99        1,042,500
 1,000        Central Termica Guemes S.A. - US$.......       12.000       11/29/96        1,012,500
 1,000        El Paso Electric Co - US$ (c)...........        7.750       05/01/01          975,000
 1,500        Midland Funding Corp II - US$ (c).......       11.750       07/23/05        1,575,000
 1,000        Sodigas - US$...........................       10.500       07/06/99        1,015,000
   862        Subic Power Corp - US$..................         9.50       12/28/08          862,069
                                                                                       ------------
                                                                                          6,482,069
                                                                                       ------------
              Total Corporate Bonds...............................................       57,367,662
                                                                                       ------------
              FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS  33.0%
              ARGENTINA 2.3%
 2,000        Goldman Sachs Argentine Bocones Trust -
              US$.....................................       13.375       08/15/01        2,255,000
                                                                                       ------------
              AUSTRALIA 1.5%
 1,900        Australian Government - AU$.............        7.000       04/15/00        1,426,695
                                                                                       ------------


                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

Par Amount
in Local
Currency                                                              Maturity           U.S.$
(000)         Description                                    Coupon       Date    Market Value
----------------------------------------------------------------------------------------------
             BRAZIL 2.4%
    1,624    Brazil C Bond - US$ (e).................        8.000%   04/15/14    $  1,010,719
    2,500    Brazil Pars - US$ (d) (e)...............  5.000/5.250    04/15/24       1,387,500
                                                                                  ------------
                                                                                     2,398,219
                                                                                  ------------
             CANADA 3.4%
    1,250    Canadian Government - CA$ (b)...........        7.500    03/01/01         931,663
    2,500    Province of Quebec - US$................        5.670    02/27/26       2,405,050
                                                                                  ------------
                                                                                     3,336,713
                                                                                  ------------
             COLOMBIA 1.9%
    2,000    Republic of Colombia - US$..............        7.250    02/15/03       1,877,500
                                                                                  ------------
             COSTA RICA 0.7%
    1,000    Banco Central Costa Rica - US$ (e)......        6.250    05/21/10         715,000
                                                                                  ------------
             ECUADOR 0.6%
    1,000    Ecuador Discount Bond - US$ (e).........       6.0625    02/28/25         571,250
                                                                                  ------------
             ITALY 1.0%
1,500,000    Republic of Italy BTPS - ITL (b)........        9.500    05/01/01       1,010,449
                                                                                  ------------
             MEXICO 1.3%
    2,000    Mexico Par Bond Ser A - US$ (e).........        6.250    12/31/19       1,292,500
                                                                                  ------------
             NEW ZEALAND 1.3%
    2,000    New Zealand Government - NZ$............        8.000    02/15/01       1,322,174
                                                                                  ------------
             PANAMA 2.8%
    5,000    Panama Interest Reduction Bond - US$ (b)
             (d).....................................  3.500/3.750    07/17/14       2,768,750
                                                                                  ------------
             PHILIPPINES 0.9%
    1,000    Philippines Government (FLIRB) - US$ (d)
             (e).....................................  5.000/6.000    06/01/08         897,500
                                                                                  ------------
             POLAND  3.5%
    3,500    Poland PDI Bond - US$ (c) (d) (e).......  3.750/4.000    10/27/14       2,686,250
    1,000    Poland Registered PDI Bond - US$ (d)
             (e).....................................  3.750/4.000    10/27/14         767,500
                                                                                  ------------
                                                                                     3,453,750
                                                                                  ------------
             RUSSIA  1.8%
    5,000    Vneshekonombank Loans - DEM.............          (f)          (f)      1,763,400
                                                                                  ------------
             SPAIN  1.6%
  200,000    Spanish Government - ESP (b)............        8.400    04/30/01       1,576,970
                                                                                  ------------
             SWITZERLAND  0.1%
      148    Swiss Franc.............................                                  118,481
                                                                                  ------------
             THAILAND  1.0%
   25,000    ABN/AMRO Bank - THB.....................        9.100    08/05/97         982,059
                                                                                  ------------

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

Par Amount
in Local
Currency                                                                     Maturity             U.S.$
(000)        Description                                        Coupon           Date      Market Value
-------------------------------------------------------------------------------------------------------
             UNITED KINGDOM  2.1%
  1,000      UK Treasury Bonds - GBP (b).............          7.000%        11/06/01      $  1,520,516
    350      UK Treasury Bonds - GBP.................          6.750         11/26/04           508,911
                                                                                           ------------
                                                                                              2,029,427
                                                                                           ------------
             URAGUAY  0.7%
  1,000      Banco Central del Uruguay Ser B - US$
             (e).....................................          6.750         02/19/21           710,000
                                                                                           ------------
             VENEZUELA  2.1%
  3,000      Venezuelan Debt Conversion Bond - US$
             (e).....................................          6.563         12/18/07         2,118,750
                                                                                           ------------
                  Total Foreign Government and Agency
                    Obligations......................................................        32,624,587
                                                                                           ------------
             US GOVERNMENT AND AGENCY OBLIGATIONS  3.0%
  3,000      FNMA Note...............................          8.000         04/13/05         3,012,240
                                                                                            -----------
             MORTGAGE BACKED OBLIGATIONS (US) 21.0%
  5,807      FHLMC 1624-KZ (c).......................          6.000         12/15/08         4,935,950
  2,000      FNMA REMIC #92-33 S (Inverse Fitg)
             (c).....................................         14.400         03/25/22         1,692,500
     75      FNMA REMIC #93-55 M PAC (Interest
             Only)...................................        727.220         09/25/06         1,856,250
  3,776      FNMA REMIC #93-180 SB (Inverse Fitg)....          4.993         09/25/00         3,280,550
  5,000      FNMA REMIC #95-11A (Principal Only)
             (c).....................................              *         01/25/24         3,659,375
  5,410      GNMA Pool #336788 (c)...................          7.500         12/15/22         5,342,348
                                                                                           ------------
                Total Mortgage Backed Obligations (US)...............................        20,766,973
                                                                                           ------------
             SWAP TRANSACTIONS 0.0%
             Goldman Sachs, 40.0 million US$ notional amount, maturing
             01/23/00, payment based upon the spread between the 6 year French
             Franc fixed swap interest rate versus the 6 year German Mark fixed swap interest rate
             ........................................................................
                                                                                                (37,826)
                                                                                           ------------
             TOTAL LONG-TERM INVESTMENTS 115.0%
                (Cost $113,946,239) (a)..............................................       113,733,636
             LIABILITIES IN EXCESS OF OTHER ASSETS (15.0%))  ........................       (14,864,868)
                                                                                           ------------
             NET ASSETS 100.0%......................................................       $ 98,868,768
                                                                                           ============

* Zero coupon bond

(a) At June 30, 1996, cost for federal income tax purposes is $113,946,239; the aggregate gross unrealized appreciation is $2,061,121 and the aggregate gross unrealized gross unrealized depreciation is $2,586,548, resulting in net unrealized depreciation on investments, foreign currency translation of other assets and liabilities, forward currency contracts and option and futures transactions of $525,427.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option, futures or swap transactions or borrowings of the Fund.

(d) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

(e) Items represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Item represents an assignment of a bank loan which currently is in default with the potential to be restructured at a future date. As of June 30, 1996, item is a non-income producing security.

    The following table summarizes the portfolio composition at June 30, 1996, based upon quality ratings issued by Standard & Poors. For securities not rated by Standard & Poors, the Moody's rating is used.

                       PORTFOLIO COMPOSITION BY CREDIT QUALITY
               U.S. Govt. and Agency Obligations...............   20.9%
               AAA.............................................    7.9
               AA..............................................    3.5
               A...............................................   11.8
               BBB.............................................    9.2
               BB..............................................   28.6
               B...............................................    7.3
               CCC.............................................    0.4
               Non-Rated.......................................   10.4
                                                                 -----
                                                                 100.0%
                                                                 =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $113,946,239) (Note 1)..............   $113,733,636
Receivables:
  Securities Sold......................................................     13,690,475
  Interest.............................................................      2,358,242
  Fund Shares Sold.....................................................        314,843
Options at Market Value (Net premiums paid of $458,000) (Note 5).......        247,000
Unamortized Organizational Expenses (Note 1)...........................         85,000
Other..................................................................          2,438
                                                                          ------------
    Total Assets.......................................................    130,431,634
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased.................................................     14,330,183
  Bank Borrowings (Note 8).............................................     12,878,262
  Reverse Repurchase Agreements (Note 8)...............................      3,035,171
  Income Distributions.................................................        406,193
  Variation Margin on Futures (Note 5).................................        215,872
  Distributor and Affiliates (Notes 2 and 7)...........................        146,717
  Investment Advisory Fee (Note 2).....................................         74,356
  Fund Shares Repurchased..............................................         63,588
  Forward Currency Contracts (Note 5)..................................          6,311
Accrued Expenses.......................................................        357,716
Deferred Compensation and Retirement Plans (Note 2)....................         48,497
                                                                          ------------
    Total Liabilities..................................................     31,562,866
                                                                          ------------
NET ASSETS.............................................................   $ 98,868,768
                                                                          ============
NET ASSETS CONSIST OF:
Capital (Note 3).......................................................   $107,528,301
Accumulated Undistributed Net Investment Income........................         22,912
Net Unrealized Depreciation on Securities..............................       (794,446)
Accumulated Net Realized Loss on Securities............................     (7,887,999)
                                                                          ------------
NET ASSETS.............................................................   $ 98,868,768
                                                                          ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $33,826,436 and 2,803,579 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $      12.07
    Maximum sales charge (4.75%* of offering price)....................            .60
                                                                          ------------
    Maximum offering price to public...................................   $      12.67
                                                                          ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $61,941,303 and 5,132,287 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $      12.07
                                                                          ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $3,101,029 and 257,163 shares of capital stock issued and
    outstanding) (Note 3)..............................................   $      12.06
                                                                          ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $11,751).................   $ 11,358,305
                                                                          ------------
EXPENSES:
Investment Advisory Fee (Note 2).......................................        927,893
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C
  of $79,707, $569,681 and $25,454, respectively) (Note 7).............        674,842
Shareholder Services (Note 2)..........................................        163,002
Custody................................................................        132,458
Trustees Fees and Expenses (Note 2)....................................         50,159
Amortization of Organizational Expenses (Note 1).......................         34,074
Legal (Note 2).........................................................         13,930
Other..................................................................        204,927
                                                                          ------------
      Total Operating Expenses.........................................      2,201,285
      Less Expenses Reimbursed.........................................         75,046
                                                                          ------------
      Net Operating Expenses...........................................      2,126,239
      Interest Expense (Note 8)........................................      2,065,824
                                                                          ------------
NET INVESTMENT INCOME..................................................   $  7,166,242
                                                                          ============
NET REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments..........................................................   $  1,456,472
  Options..............................................................       (238,148)
  Futures..............................................................        (97,630)
  Forwards.............................................................        388,736
  Foreign Currency Transactions........................................        578,667
                                                                          ------------
Net Realized Gain on Securities........................................      2,088,097
                                                                          ------------
Net Unrealized Appreciation/Depreciation on Securities:
Beginning of the Period................................................     (1,979,896)
                                                                          ------------
End of the Period:
  Investments..........................................................       (212,603)
  Options..............................................................       (211,000)
  Futures..............................................................       (277,662)
  Forwards.............................................................        (91,819)
  Foreign Currency Translation.........................................         (1,362)
                                                                          ------------
                                                                              (794,446)
                                                                          ------------
Net Unrealized Appreciation on Securities During the Period............      1,185,450
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.........................   $  3,273,547
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................   $ 10,439,789
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1996 and 1995
--------------------------------------------------------------------------------

                                                                    Year Ended        Year Ended
                                                                 June 30, 1996     June 30, 1995
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................................      $ 7,166,242      $ 4,245,759
Net Realized Gain/Loss on Securities.........................        2,088,097       (5,113,942)
Net Unrealized Appreciation on Securities During the
 Period......................................................        1,185,450        6,772,099
                                                                   -----------      -----------
Change in Net Assets from Operations.........................       10,439,789        5,903,916
                                                                   -----------      -----------
Distributions from Net Investment Income.....................       (7,166,242)      (4,415,661)
Distributions in Excess of Net Investment Income (Note 1)....         (721,843)        (533,006)
                                                                   -----------      -----------
Distributions from and in Excess of Net Investment Income*...       (7,888,085)      (4,948,667)
Return of Capital Distribution*..............................              -0-       (2,635,924)
                                                                   -----------      -----------
Total Distributions..........................................       (7,888,085)      (7,584,591)
                                                                   -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..........        2,551,704       (1,680,675)
                                                                   -----------      -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold....................................       29,338,222       25,816,917
Net Asset Value of Shares Issued Through Dividend
 Reinvestment................................................        3,220,366        3,244,998
Cost of Shares Repurchased...................................      (20,206,493)     (16,415,322)
                                                                   -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...........       12,352,095       12,646,593
                                                                   -----------      -----------
TOTAL INCREASE IN NET ASSETS.................................       14,903,799       10,965,918
NET ASSETS:
Beginning of the Period......................................       83,964,969       72,999,051
                                                                   -----------      -----------
End of the Period (Including undistributed net investment
 income of $22,912 and $(407,598), respectively).............     $ 98,868,768     $ 83,964,969
                                                                  ============     ============

                                                            Year Ended        Year Ended
          *Distributions by Class                        June 30, 1996     June 30, 1995
          ------------------------------------------------------------------------------
          Distributions from and in Excess of
           Net Investment Income (Note 1):
           Class A Shares...........................     $ (2,908,823)     $ (1,773,941)
           Class B Shares...........................       (4,768,060)       (3,039,599)
           Class C Shares...........................         (211,202)         (135,127)
                                                         ------------      ------------
                                                         $ (7,888,085)     $ (4,948,667)
                                                         ============      ============
          Return of Capital Distribution:
           Class A Shares...........................     $        -0-      $   (957,995)
           Class B Shares...........................              -0-        (1,618,412)
           Class C Shares...........................              -0-           (59,517)
                                                         ------------      ------------
                                                         $        -0-      $ (2,635,924)
                                                         ============      ============

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                                 June 30, 1996
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $7,885,927. Of this amount, $4,216,449 and $3,669,478 will expire on June 30, 2003 and 2004, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and timing differences related to open futures and forward transactions at year end.

                                 June 30, 1996
--------------------------------------------------------------------------------

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net currency gains totaling $1,152,353 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

    Net realized gains on securities, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                      % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .75 of 1%
Next $500 million.......................................     .70 of 1%
Over $1 billion.........................................     .65 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1996, the Fund recognized expenses of approximately $20,000 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent for the Fund. For the year ended June 30, 1996, the Fund recognized expenses of approximately $128,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At June 30, 1996, VKAC owned 100 shares each of Classes A, B and C.

                                 June 30, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1996, capital aggregated $36,670,209, $67,432,261 and $3,425,831 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................      751,977    $  9,046,110
  Class B....................................    1,498,860      18,147,281
  Class C....................................      178,450       2,144,831
                                                ----------    ------------
Total Sales..................................    2,429,287    $ 29,338,222
                                                ==========    ============
Dividend Reinvestment:
  Class A....................................       94,962    $  1,139,581
  Class B....................................      163,856       1,965,307
  Class C....................................        9,612         115,478
                                                ----------    ------------
Total Dividend Reinvestment..................      268,430    $  3,220,366
                                                ==========    ============
Repurchases:
  Class A....................................     (575,267)   $ (6,903,393)
  Class B....................................   (1,024,433)    (12,352,105)
  Class C....................................      (78,275)       (950,995)
                                                ----------    ------------
Total Repurchases............................   (1,677,975)   $(20,206,493)
                                                ==========    ============

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $33,387,911, $59,671,778 and $2,116,517 for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................      970,765    $ 11,135,557
  Class B....................................    1,206,027      13,927,571
  Class C....................................       65,188         753,789
                                                ----------    ------------
Total Sales..................................    2,241,980    $ 25,816,917
                                                ==========    ============
Dividend Reinvestment:
  Class A....................................       90,046    $  1,025,064
  Class B....................................      185,189       2,109,222
  Class C....................................        9,720         110,712
                                                ----------    ------------
Total Dividend Reinvestment..................      284,955    $  3,244,998
                                                ==========    ============
Repurchases:
  Class A....................................     (576,467)   $ (6,551,783)
  Class B....................................     (772,126)     (8,730,596)
  Class C....................................     (103,217)     (1,132,943)
                                                ----------    ------------
Total Repurchases............................   (1,451,810)   $(16,415,322)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
YEAR OF REDEMPTION                              CLASS B     CLASS C
-------------------------------------------------------------------
First......................................       4.00%       1.00%
Second.....................................       3.75%        None
Third......................................       3.50%        None
Fourth.....................................       2.50%        None
Fifth......................................       1.50%        None
Sixth......................................       1.00%        None
Seventh and Thereafter.....................        None        None

                                 June 30, 1996
--------------------------------------------------------------------------------

    For the year ended June 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $28,500 and CDSC on redeemed shares of approximately $261,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding U.S. Government Securities and short-term investments, were $286,944,406 and $313,642,485, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 June 30, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1996, were as follows:

                                                    CONTRACTS        PREMIUM
----------------------------------------------------------------------------
Outstanding at June 30, 1995...................             5    $  (268,450)
Options Written and Purchased (Net)............         2,930     (1,921,659)
Options Terminated in Closing
  Transactions (Net)...........................        (1,627)     1,011,934
Options Exercised..............................          (202)        56,600
Options Expired (Net)..........................        (1,103)       663,575
                                                        -----    -----------
Outstanding at June 30, 1996...................             3    $  (458,000)
                                                        =====    ===========

    The descriptions and market values of the option contracts outstanding as of June 30, 1996, are as follows:

                                                                 STRIKE
                                   OPENING    EXPIRATION         PRICE/    MARKET
DESCRIPTION                    TRANSACTION          DATE         YIELD      VALUE
---------------------------------------------------------------------------------
Argentina Brady Bond Put......         Buy      09/03/96       53.250%   $ 72,000
German Mark Put...............         Buy      01/22/97        1.57      100,000
Mexican Brady Bond Put........         Buy      09/03/96       63.813%     75,000
                                                                         --------
                                                                         $247,000
                                                                         ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the year ended June 30, 1996, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1995..............................           299
Futures Opened............................................         6,699
Futures Closed............................................        (6,767)
                                                                   -----
Outstanding at June 30, 1996..............................           231
                                                                   =====

                                 June 30, 1996
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1996, and the descriptions and unrealized depreciation are as follows:

                                                                  UNREALIZED
                                                  CONTRACTS     DEPRECIATION
----------------------------------------------------------------------------
10-Year Japanese Bond Future Sept 1996--
  Sells to Open................................           2         $(14,432)
10-Year U.S. Treasury Note Future Sept 1996--
  Sells to Open................................           1             (844)
U.S. Treasury Long Bond Future Sept 1996--
  Sells to Open................................         228         (262,386)
                                                        ---        ---------
                                                        231        $(277,662)
                                                        ===        =========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on investments and foreign currency.

    At June 30, 1996, the Fund has outstanding forward currency contracts as follows:

                                                                     UNREALIZED
FORWARD                                ORIGINAL       CURRENT      APPRECIATION/
CURRENCY                                  VALUE         VALUE      DEPRECIATION
-------------------------------------------------------------------------------
BUYS TO OPEN
Italian Lira,
  expiring 07/02/96...............   $  356,142    $  356,142           $   -0-

SELLS TO OPEN
Australian Dollar,
  expiring 07/03/96...............    1,034,721     1,022,935            11,786
British Pound Sterling,
  expiring 07/02/96...............      647,641       650,573            (2,932)
Canadian Dollar,
  expiring 07/03/96 -- 09/10/96...    2,333,266     2,333,860              (594)
Deutsche Mark,
  expiring 07/02/96 -- 09/09/96...    3,416,385     3,430,434           (14,049)
New Zealand Dollar,
  expiring 07/03/96 -- 07/05/96...    1,321,301     1,335,329           (14,028)
Spanish Peseta,
  expiring 07/02/96 -- 09/11/96...    2,550,457     2,574,704           (24,247)
Swedish Krona,
  expiring 07/13/96...............    2,000,000     2,047,755           (47,755)
                                                                   ------------
                                                                       $(91,819)
                                                                   ============

                                 June 30, 1996
--------------------------------------------------------------------------------

    At June 30, 1996, the Fund had realized gains on closed but unsettled forward currency contracts of $85,508 scheduled to settle between July 5, 1996 and July 8, 1996.

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

E. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal Home Loan Mortgage Corp (FHLMC), Federal National Mortgage Association (FNMA) or Government National Mortgage Association
(GNMA).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flows and the lowest prepayment risk.

    A MBS may also be stripped to create an Interest Only (IO) or a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. Conversely, a PO represents an ownership interest in the cash flows of the principal payments made from a specified pool of MBS. The cash flows on this instrument would increase in a declining interest rate environment as prepayments on the underlying mortgages increase. IO's and PO's are typically used to manage interest rate exposure in the Fund's portfolio.

                                 June 30, 1996
--------------------------------------------------------------------------------

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $427,300.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $45,000,000 revolving credit agreement which expires on February 28, 1997. Interest is charged under the agreement at a rate of 1.10% above the federal funds rate. The interest rate in effect at June 30, 1996, was 6.25%. An annual commitment fee of .15% is charged on the unused portion of the credit line.

    The Fund has entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At June 30, 1996, the average interest rate in effect for reverse repurchase agreements was 5.59%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the year ended June 30, 1996, was approximately $32,784,900 with an average interest rate of 6.32%.

    At June 30, 1996, these agreements represented 12.2% of the Fund's total assets.